UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2018

Date of reporting period:  August 31, 2018

Item 1. Reports to Stockholders.

Annual Report  |  August 31, 2018

Performance Trust Strategic Bond
Fund (Symbol: PTIAX) and
Performance Trust Municipal Bond
Fund (Symbols: PTIMX, PTRMX)

© 2018 PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance:  9/01/2017-8/31/2018

Over the past fiscal year ended August 31, 2018, Performance Trust Strategic Bond Fund (“PTIAX” or the “Fund”) posted a return of 2.00% compared to -1.05% for the Bloomberg Barclays Aggregate Bond Index. The Morningstar Multisector Bond Fund category returned 0.73%.

The biggest story in the fixed-income world over the last year has been the rise in U.S. Treasury rates and the flattening of the yield curve. The chart below shows the Treasury yield curve from the beginning of the period and the end.

Treasury Yield Curve
3.50
3.00
2.50
2.00
1.50
1.00
Percent
8/31/2018
8/31/2017
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Years to Maturity

Since December of 2016, with the exception of the third quarter in 2017, the Federal Reserve has increased its Fed Funds Target Rate each quarter (by 25 basis points, or 0.25%), and has indicated it will continue to do so until it reaches what it regards to be a “neutral” rate. While the neutral rate is somewhat vague, and ever changing, the average “vote” of the committee members is currently just shy of 3%. This has forced interest rates up, particularly on the short end of the curve. The yield on the 5-year Treasury has gone up by more than 100 basis points (from 1.70% to 2.74%), and the 10-year Treasury has risen by nearly 75 basis points (2.12% to 2.86%).

This is a meaningful move and prices on most bonds will fall as interest rates rise. This is the primary reason that the Bloomberg Barclays Aggregate Bond Index is negative over the past year. We are pleased to be up 2.00% for the year in such an environment.

As is often the case in rising rate environments, our best performing bonds were in structured credit, particularly non-agency mortgage-backed securities (non-agency MBS). Structured credit, which includes residential mortgage-backed securities (RMBS), commercial mortgage bonds (CMBS), and collateralized loans obligations (CLOs), has long been our preferred way to play defense. By that, we mean bonds that will perform relatively well if interest rates should rise.

Our structured credit allocation consists almost entirely of bonds at the top of the capital structure.  These kinds of bonds carry reasonably high yields, often price off the shorter end of the yield curve, and have exhibited a nice resiliency to rising interest rates. Prices on the Fund’s non-agency MBS, for example, were little changed during the period and were easily our top performing asset class.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

The corporate and municipal bonds in the portfolio tend to be high credit quality assets, pricing off of the middle to long end of the yield curve, and are expected to perform relatively well in an environment where economic growth weakens or if interest rates were to reverse and head lower.

The table below shows a general breakdown of the portfolio at the beginning and end of the period.

PTIAX Allocations

	8/31/17	8/31/18
Non-agency RMBS	42.56%	32.53%
CLOs	1.66%	2.20%
CMBS & Other	11.49%	20.10%
Structured Credit	55.71%	54.83%
Cash	3.45%	2.84%
Treasuries	0.00%	3.17%
IG Corporates	2.36%	9.10%
High Yield	0.21%	0.13%
Taxable Muni	19.00%	17.99%
Tax-Exempt Muni	19.30%	11.94%

One of the biggest changes in allocation from the beginning of the year to the end came within structured credit – out of residential non-agency mortgages and into CMBS. As previously mentioned, prices were little changed on non-agency MBS despite the rise in interest rates. In other words, spreads tightened meaningfully in this asset class. Go forward return expectations in certain CMBS structures have become nearly as attractive as non-agencies. This is particularly true of structures pricing off the increasingly attractive front end of the Treasury curve.

The other notable change was a move into investment grade (IG) corporate bonds funded largely by the sale of tax-exempt municipals. Most of this occurred in the second quarter of 2018 when we saw spreads on IG corporates widen by around 20 basis points all the while Treasuries continued to sell off.  It is rare to see these two events occur in tandem, and ultra-high quality names like Apple, Walmart, and Johnson & Johnson were trading at the most attractive levels we had seen in years. We quickly added these names and other highly rated corporate bonds and moved out of increasingly expensive municipal bonds.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find, consistent with the need for proper diversification and liquidity. To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting. We call this methodology Shape Management®, and we attribute our current historical outperformance to the Bloomberg Barclays Aggregate Bond Index largely to our allocation decisions.

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
Discussion of Fund Performance:  9/01/2017-8/31/2018

Over the twelve-month period ended August 31, 2018, the Institutional Class shares of the Performance Trust Municipal Bond Fund (“PTIMX” or the “Fund”) returned 0.46%, performing in line with the Bloomberg Barclays Municipal Bond Index return of 0.49%. The most notable aspect of PTIMX’s performance was that it occurred in an acutely higher rate environment.  Over the course of the year, municipal bond rates rose 0.56% on the 10-year tenor and rose 0.32% on the 30-year tenor. One would expect PTIMX, which has a duration more than one year longer than the index (PTIMX’s duration of 6.4 years versus the Index’s duration of 5.1 years) to significantly underperform the index in the sharp rate movements. However, other forms of return, which occur overtime, made PTIMX less sensitive to more pronounced rate movements that we experienced over the course of this year. Other forms of return that are not reflected in yield metrics or factored into duration, include: spread tightening, rolling the yield curve, and income collection. In past commentaries, we have written about the importance of these return factors and their significance in our investment process called “Shape Management.”

Over the twelve-month period ended August 31, 2018, market participants embraced tax reform’s effect on corporate profitability, driving equity indexes to all-time highs. At the same time, investors shrugged off global risks, which included spats with key trading partners and currency volatility in emerging markets. With this backdrop, the Federal Reserve rode a tight labor market and inflation, which has remained in check, to three additional rate hikes over the period, resulting in higher interest rates over the last 12 months.

While 10-year taxable yields rose by around 0.70%, 10-year tax exempt yields rose by only 0.56% over the period. Conversely, while 30-year taxable rates moved by only 0.24%, 30-year tax exempt rates rose by 0.32% over the period. The steepening of the municipal curve relative to the Treasury curve can be attributed to technical changes in supply and

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

demand that occurred with the passage of tax reform.  Much of the longer duration demand came from banks, which represent roughly 14% of the buyer base of municipal bonds. However, tax reform lowered corporate tax rates from 35% to 21%, decreasing banks’ demand for tax exempt paper. Banks have since reduced their tax-exempt holdings by 11% as of the second quarter in 2018. Thus, the long end of the municipal bond curve has sold off more aggressively than Treasuries. On the other hand, shorter tenors on the municipal curve have been supported by healthy inflows of money into tax-exempt mutual funds ($11.2B year-to-date) and a large amount of redemptions of shorter municipal paper. While the municipal bond curve was steeper relative to the Treasury curve, the municipal bond curve flattened by 0.58% between the 5-year and 30-year tenors. The overall flattening of the municipal curve, a result of Fed hikes and modest inflation expectations, benefitted PTIMX’s longer positions and barbell approach.

Our barbell approach consists of buying higher quality paper on the long end of the curve and buying lower quality, higher yielding paper on the shorter end of the curve. Currently, one-third of PTIMX is invested in the 15-year to the 20-year area on the curve. We believe that range of maturities still offers the best relative value and captures the steepness of the curve. We have primarily been focused on high grade bonds because credit spreads remain tight by historic standards. Even pockets of troubled credits that have offered some modicum of spread have tightened dramatically. For example, the State of Illinois, which trades together with many Illinois and Chicago credits, passed a budget on time this year, in June 2018, after several years of budget acrimony. The State offered spreads as wide as 194 basis points before passage of the budget, but credit spreads have since tightened in by 44 basis points, trickling down into many of the Illinois and Chicago associated credits. As a result, we continue to believe that taking credit risk in the long end of the curve is not worth the return being offered. However, we do believe taking modest positions in high-yield in the short end of the curve provides a defensive position. PTIMX is able to collect higher income, but the short nature of the bonds makes them less sensitive to adverse spread movements if high yield bonds return to historical levels.  Therefore, we favor the barbell approach in PTIMX.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by these national rating agencies.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Looking ahead, we will continue to invest using our barbell approach, which takes advantage of the slope in the longer end of the curve, but also provides a potential defensive element should rates continue to rise. From a credit perspective, we generally favor sectors tied to the currently strong economy (transportation, senior housing, sales and income tax revenue, etc.) and look to avoid sectors we feel are over-levered (small colleges and universities) or that have material revenue risk (smaller standalone hospitals). PTIMX’s concentration in higher quality credit (more than 50% of PTIMX is rated AA or higher), give the Fund the ability to take potential advantage of credit opportunities, should they arise in the future. Finally, we remain agnostic about the direction of interest rates. However, we believe that adding more duration to the portfolio is prudent as rates rise. We don’t pretend to know where interest rates will top out, but we know that as rates rise, we will be that much closer to the highest level of interest rates. Eventually, rates will fall and the higher duration will likely benefit the Fund. This concept is similar to buying low (increase risk as rates rise) and selling high (decrease risk as rates fall).

Past performance is not indicative of future returns. The views in this report were those of the Funds’ Managers as of August 31, 2018 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund (Unaudited)
Total Return vs. Bloomberg Barclays Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2018 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic Bond Fund	2.00%	4.87%	5.45%	6.33%
Bloomberg Barclays Aggregate Bond Index	(1.05)%	1.76%	2.49%	2.52%

(1)	The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Bloomberg Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg Barclays Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio is 0.77%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2018

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Barclays Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2018 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund –
Institutional Class	0.46%	3.38%	5.16%	5.59%
Bloomberg Barclays Municipal Bond Index	0.49%	2.71%	4.12%	3.91%

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Barclays Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on June 30, 2011, the inception date for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding Rule 12b-1 plan fees, acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2019.
Net Expense Ratio (Institutional Class): 0.55%.
Gross Expense Ratio (Institutional Class): 0.66%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Retail Class (Unaudited)
Total Return vs. Bloomberg Barclays Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2018 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Retail Class	0.25%	3.13%	4.94%	3.41%
Bloomberg Barclays Municipal Bond Index	0.49%	2.71%	4.12%	2.70%

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Barclays Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Retail Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding Rule 12b-1 plan fees, acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2019.
Net Expense Ratio (Retail Class): 0.80%.
Gross Expense Ratio (Retail Class): 0.91%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2018

* For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2018

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $1,550,032,069 and
$224,066,774, respectively)	$1,542,740,411	$225,696,940
Cash	—	4,549,063
Dividend and interest receivable	11,354,169	2,065,469
Receivable for investments sold	—	2,344,347
Receivable for Fund shares sold	7,750,498	216,738
Other assets	45,102	15,964
Total Assets	1,561,890,180	234,888,521

Liabilities
Payable for investments purchased	415,241	3,487,396
Payable for Fund shares redeemed	678,413	149,259
Payable to Adviser	513,753	29,534
Payable to affiliates	342,246	75,495
Due to custodian	1,231	—
Payable for distribution fees	—	4,874
Payable for distributions	99	37
Accrued expenses and other liabilities	202,241	10,070
Total Liabilities	2,153,224	3,756,665

Net Assets	$1,559,736,956	$231,131,856

Net Assets Consist Of:
Paid-in capital	$1,589,626,360	$229,853,186
Accumulated undistributed net investment income	177,804	13,117
Accumulated undistributed net realized loss on investments	(22,775,550)	(364,613)
Net unrealized appreciation (depreciation) on investments	(7,291,658)	1,630,166
Net Assets	$1,559,736,956	$231,131,856

Strategic Bond Fund Shares
Net assets	$1,559,736,956
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	70,211,332
Net asset value, redemption and offering price per share(1)	$22.21

Municipal Bond Fund Shares – Institutional Class
Net assets		$208,324,549
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		8,755,521
Net asset value, redemption and offering price per share(1)		$23.79

Municipal Bond Fund Shares – Retail Class
Net assets		$22,807,307
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		957,771
Net asset value, redemption and offering price per share(1)		$23.81

(1)	If applicable, redemption price per share may be reduced by 2% redemption fee for shares redeemed within sixty days of purchase.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITY – 0.35%

Honda Auto Receivables Owner Trust
2018-3, 3.070%, 11/21/2024	$5,500,000	$5,499,863

TOTAL ASSET BACKED SECURITY
(Cost $5,498,464)		5,499,863

COLLATERALIZED LOAN
OBLIGATIONS – 2.17%

Ares XXVII CLO Ltd.
2013-2A, 4.739% (3 Month LIBOR USD + 2.400%),

07/30/2029 (a)(h)	1,750,000	1,755,658

BlueMountain CLO Ltd.
2015-1A, 6.087% (3 Month LIBOR USD + 3.750%),

04/13/2027 (a)(h)	2,000,000	2,002,270
2012-2A, 4.922% (3 Month LIBOR USD + 2.600%),

11/20/2028 (a)(h)	1,000,000	1,002,629
2018-1A, 4.039% (3 Month LIBOR USD + 1.700%),

07/30/2030 (a)(h)	4,000,000	3,999,900
2018-2A, 3.959% (3 Month LIBOR USD + 1.700%),

08/15/2031 (a)(h)	5,000,000	5,000,000

Chenango Park CLO Ltd.
2018-1A, 3.889% (3 Month LIBOR USD + 1.550%),

04/15/2030 (a)(h)	7,000,000	6,953,856

Goldentree Loan Management
US CLO 3 Ltd.
2018-3A, 4.430%, 04/20/2030 (h)	2,500,000	2,496,440

Goldentree Loan
Opportunities XII Ltd.
2016-12A, 4.375%, 07/21/2030 (h)	3,750,000	3,747,990

LCM XIV LP
14A, 3.980% (3 Month LIBOR USD + 1.580%),

07/20/2031 (a)(h)	3,500,000	3,488,128

Neuberger Berman CLO XIV Ltd.
2013-14A, 3.720%, 01/28/2030 (h)	500,000	479,600

Upland CLO Ltd.
2016-1A, 3.998% (3 Month LIBOR USD + 1.650%),

04/20/2031 (a)(h)	3,000,000	2,970,717

TOTAL COLLATERALIZED LOAN
OBLIGATIONS (Cost $34,000,850)		33,897,188

CORPORATE BONDS – 9.00%

Administrative and
Support Services – 0.45%

Automatic Data Processing, Inc.
3.375%, 09/15/2025	6,000,000	5,995,402

Northwell Healthcare, Inc.
3.391%, 11/01/2027	1,000,000	955,503

Beverage and Tobacco Product
Manufacturing – 0.44%

Coca-Cola Co.
2.875%, 10/27/2025	7,000,000	6,773,801

Building Material and Garden
Equipment and
Supplies Dealers – 0.26%

Home Depot Inc.
3.350%, 09/15/2025	4,020,000	4,007,397

Chemical Manufacturing – 0.66%

Johnson & Johnson
2.625%, 01/15/2025	5,482,000	5,331,972
2.450%, 03/01/2026	5,265,000	4,986,744

Computer and Electronic
Product Manufacturing – 0.66%

Apple, Inc.
3.000%, 02/09/2024	4,000,000	3,959,082
2.850%, 05/11/2024	6,472,000	6,329,494

Couriers and Messengers – 0.13%
United Parcel Service, Inc.
2.800%, 11/15/2024	2,155,000	2,085,507

Credit Intermediation and
Related Activities – 2.37%

American Honda Finance Corp.
3.450%, 07/14/2023	5,000,000	5,040,866

Astoria Financial Corp.
3.500%, 06/08/2020	2,250,000	2,250,041

Bank of NT Butterfield & Son Ltd.
5.250% to 06/01/2023 then
3 Month LIBOR USD + 2.255%,
06/01/2028 (a)(b)	3,000,000	3,033,095

Brand Group Holdings, Inc.
8.500%, 06/27/2024 (h)	2,000,000	2,104,688

CIT Group, Inc.
4.750%, 02/16/2024	3,000,000	3,011,250

First Commonwealth Bank
4.875% to 06/01/2023 then
3 Month LIBOR USD + 1.845%,
06/01/2028 (a)	1,000,000	995,174

First National of Nebraska, Inc.
4.375% to 04/01/2023 then
3 Month LIBOR USD + 1.600%,
04/01/2028 (a)(h)	3,000,000	2,972,952

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Credit Intermediation and
Related Activities (Cont.)

Fulton Financial Corp.
3.600%, 03/16/2022	$1,000,000	$985,532

Hanmi Financial Corp.
5.450% to 03/30/2022 then
3 Month LIBOR USD + 3.315%,
03/30/2027 (a)	3,000,000	3,032,434

John Deere Capital Corp.
3.450%, 06/07/2023	5,000,000	5,047,449
2.650%, 06/24/2024	4,728,000	4,549,335

MB Financial Bank NA
4.000% to 12/01/2022 then
3 Month LIBOR USD + 1.873%,
12/01/2027 (a)	3,000,000	2,957,577

Towne Bank
4.500% to 07/30/2022 then
3 Month LIBOR USD + 2.550%,
07/30/2027 (a)	1,000,000	1,009,580

General Merchandise Stores – 0.38%

Walmart, Inc.
2.650%, 12/15/2024	6,192,000	5,967,636

Hospitals – 0.44%

Advocate Health & Hospitals Corp.
3.829%, 08/15/2028	1,000,000	1,017,605

Baptist Health South Florida, Inc.
4.590%, 08/15/2021	645,000	666,356

Catholic Health Initiatives
2.950%, 11/01/2022	4,815,000	4,673,690

Memorial Health Services
3.496%, 05/01/2022	575,000	570,174

Management of Companies
and Enterprises – 0.67%

Bryn Mawr Bank Corp.
4.250% to 12/15/2022 then
3 Month LIBOR USD + 2.050%,
12/15/2027 (a)	3,500,000	3,435,598

Cadence BanCorp
4.875%, 06/28/2019 (h)	5,000,000	5,027,276

Simmons First National Corp.
5.000% to 04/01/2023 then
3 Month LIBOR USD + 2.150%,
04/01/2028 (a)	2,000,000	2,012,118

Professional, Scientific, and
Technical Services – 0.64%

Howard Hughes Medical Institute
3.500%, 09/01/2023	9,796,000	9,975,647

Publishing Industries (except Internet) – 1.39%

Microsoft Corp.
2.875%, 02/06/2024	8,140,000	8,017,224
3.300%, 02/06/2027	5,000,000	4,962,182

Oracle Corp.
2.950%, 05/15/2025	8,877,000	8,623,416

Rental and Leasing Services – 0.51%

Toyota Motor Credit Corp.
3.400%, 04/14/2025	8,000,000	7,991,167

TOTAL CORPORATE BONDS
(Cost $139,959,667)		140,354,964

NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES – 32.15%

ACE Securities Corp. Home Equity Loan Trust
2006-ASP4, 2.225%
(1 Month LIBOR USD + 0.160%),
08/25/2036 (a)	866,333	860,240

Adjustable Rate Mortgage Trust
2005-3, 3.802%, 07/25/2035 (c)	1,097,695	1,083,678

Alternative Loan Trust
2004-28CB, 5.000%, 01/25/2020	954,848	961,768
2006-26CB, 6.250%, 09/25/2036	7,931,113	6,440,368
2006-J3, 5.750%, 05/25/2026	710,556	599,058
2004-27CB, 6.000%, 12/25/2034	433,359	437,831
2004-28CB, 6.000%, 01/25/2035	759,418	755,161
2005-6CB, 7.500%, 04/25/2035	404,786	427,453
2005-21CB, 5.250%, 06/25/2035	2,993,730	2,796,431
2005-21CB, 5.500%, 06/25/2035	880,650	833,034
2005-21CB, 6.000%, 06/25/2035	3,597,628	3,505,685
2005-43, 4.377%, 09/25/2035 (c)	635,751	608,604
2005-63, 3.428%, 11/25/2035 (c)	1,863,684	1,692,150
2005-52CB, 5.500%, 11/25/2035	195,880	183,452
2005-52CB, 5.500%, 11/25/2035	89,136	83,481
2005-52CB, 5.500%, 11/25/2035	46,839	43,867
2005-54CB, 5.500%, 11/25/2035	1,157,431	968,060
2005-J13, 5.500%, 11/25/2035	689,648	628,902
2005-65CB, 0.000%, 12/25/2035 (d)	1,537,547	986,058
2005-65CB, 5.500%, 01/25/2036	215,872	201,848
2005-73CB, 5.750%, 01/25/2036	453,556	370,810
2005-86CB, 5.500%, 02/25/2036	1,719,801	1,553,108
2005-86CB, 5.500%, 02/25/2036	245,703	217,369
2006-6CB, 5.500%, 05/25/2036	214,330	200,054
2006-12CB, 5.750%
(1 Month LIBOR USD + 5.750%,
5.750% Cap), 05/25/2036 (a)	877,266	705,345
2006-16CB, 6.000%, 06/25/2036	242,619	207,114
2006-19CB, 2.465%
(1 Month LIBOR USD + 0.400%),
08/25/2036 (a)	1,209,458	876,439
2006-24CB, 5.750%, 06/25/2036	435,412	370,673

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT		VALUE

Alternative Loan Trust (Cont.)
2006-19CB, 6.000%, 08/25/2036	$242,354		$216,424
2006-19CB, 6.000%
(1 Month LIBOR USD + 1.000%),
08/25/2036 (a)	1,818,063		1,623,541
2006-32CB, 5.500%, 11/25/2036	289,838		243,632
2006-31CB, 6.000%, 11/25/2036	41,727		36,188
2006-32CB, 6.000%, 11/25/2036	1,459,123		1,277,386
2006-41CB, 6.000%, 01/25/2037	898,659		771,318
2007-4CB, 5.750%, 04/25/2037	2,611,290		2,441,676
2007-8CB, 6.000%, 05/25/2037	886,386		763,554
2007-19, 6.000%, 08/25/2037	1,307,878		1,059,575
2008-2R, 6.000%, 08/25/2037 (c)	10,340,775		8,209,874

American Home Mortgage
Investment Trust
2006-2, 6.750%, 06/25/2036 (e)	2,897,625		1,129,237

Banc of America Alternative
Loan Trust
2006-3, 6.000%, 04/25/2036	358,901		361,251
2005-2, 5.500%, 03/25/2035	806,342		801,942
2005-5, 5.500%, 06/25/2035	278,357		264,851
2005-5, 6.000%, 06/25/2035	1,362,024		1,339,453
2005-11, 5.750%, 12/25/2035	189,212		173,326
2005-12, 5.750%, 01/25/2036	652,307		589,873
2006-1, 6.500%, 02/25/2036	3,709,549		3,592,350
2006-3, 6.000%, 04/25/2036	6,157,817		6,111,807
2006-9, 2.465% (1 Month LIBOR USD + 0.400%),

01/25/2037 (a)	1,939,251		1,602,358
2006-9, 6.000%, 01/25/2037	430,368		415,580
2007-1, 6.112%, 04/25/2037 (c)	562,075		555,321
2006-4, 6.500%, 05/25/2046	2,165,484		2,232,162
2006-5, 6.000%, 06/25/2046	541,394		501,744

Banc of America Funding Trust
2003-3, 5.500%, 10/25/2033	449,803		463,505
2004-1, 6.000%, 02/25/2034	1,456,537		1,565,510
2004-1, 6.000%, 03/25/2034	8,413,498		9,195,687
2007-4, 5.500%, 11/25/2034	987,807		993,380
2005-3, 5.500%, 06/25/2035	168,737		175,847
2005-4, 5.500%, 08/25/2035	83,037		86,422
2005-5, 5.500%, 09/25/2035	531,366		561,051
2005-5, 5.500%, 09/25/2035	3,903,387		4,132,300
2005-7, 5.750%, 11/25/2035	74,360		75,856
2005-7, 6.000%, 11/25/2035	369,882		375,702
2006-B, 3.605%, 03/20/2036 (c)	1,397,627		1,338,140
2006-5, 5.750%, 09/25/2036	997,588		970,576
2006-7, 6.000%, 09/25/2036	1,529,155		1,466,554
2007-1, 6.189%, 01/25/2037 (e)	1,459,461		1,391,503
2007-2, 2.125% (1 Month LIBOR USD + 0.060%),

03/25/2037 (a)	977,833		812,039
2007-3, 2.495% (1 Month LIBOR USD + 0.430%),

04/25/2037 (a)	1,934,621		1,632,945
2007-5, 5.500%, 07/25/2037	2,693,916		2,381,522
2006-J, 4.051%, 01/20/2047 (c)	352,540		340,573

Banc of America Mortgage Trust
2004-1, 5.000%, 02/25/2019	0	(j)	0
2004-7, 4.500%, 08/25/2019	0	(j)	0
2005-9, 5.500%, 10/25/2035	0	(j)	0
2005-A, 3.687%, 02/25/2035 (c)	1,397,262		1,395,514

BCAP LLC Trust
2007-AA2, 7.500%, 04/25/2037 (c)	456,888		424,607

Bear Stearns ALT-A Trust
2006-6, 3.837%, 11/25/2036 (c)	727,218		659,864

Bear Stearns ARM Trust
2004-12, 3.640%, 02/25/2035 (c)	287,672		277,288

Bear Stearns Asset Backed
Securities I Trust
2005-AC5, 3.065% (1 Month LIBOR USD + 1.000%),

08/25/2035 (a)	913,198		783,161
2006-AC4, 2.315% (1 Month LIBOR USD + 0.250%),

07/25/2036 (a)	7,211,108		6,223,837
2006-AC4, 24.636% (1 Month LIBOR USD + 33.583%),

07/25/2036 (a)(i)	1,664,340		2,434,736
2005-AC8, 5.500%, 11/25/2035	4,257		4,257

Chase Mortgage Finance Trust
2005-S3, 5.500%, 11/25/2035	12,791,146		12,329,286
2005-A1, 3.569%, 12/25/2035 (c)	1,972,218		1,919,963
2006-S4, 6.000%, 12/25/2036	1,233,973		1,012,754
2006-S4, 6.000%, 12/25/2036	979,407		810,114
2007-S3, 6.000%, 05/25/2037	2,360,265		1,929,496

Chaseflex Trust
2005-1, 5.500%, 02/25/2035	812,376		805,751

CHL Mortgage Pass-Through Trust
2004-21, 4.000%, 11/25/2034	1,855,337		1,853,387
2005-20, 5.250%, 12/25/2027	51,805		49,465
2003-44, 5.000%, 10/25/2033	688,000		708,070
2004-4, 5.500%, 05/25/2034	816,649		820,336
2004-J9, 5.500%, 01/25/2035	886,733		897,855
2004-HYB5, 4.256%, 04/20/2035 (c)	1,386,343		1,394,962
2005-HYB2, 3.680%, 05/20/2035 (c)	2,420,750		2,440,422
2005-J3, 5.500%, 09/25/2035	255,754		250,517
2005-27, 5.500%, 12/25/2035	464,608		390,480
2005-30, 5.500%, 01/25/2036	100,305		94,000
2005-HY10, 3.315%, 02/20/2036 (c)	150,092		130,313
2005-HY10, 3.899%, 02/20/2036 (c)	699,754		662,828
2006-J1, 6.000%, 02/25/2036	41,185		32,174
2006-6, 6.000%, 04/25/2036	1,227,343		1,049,691
2006-J4, 6.250%, 09/25/2036	179,671		143,090
2006-16, 6.500%, 11/25/2036	987,709		789,699

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

CHL Mortgage Pass-Through Trust (Cont.)
2006-18, 6.000%, 12/25/2036	$220,976	$196,702
2006-21, 6.000%, 02/25/2037	1,277,100	1,122,095
2007-5, 5.500%, 05/25/2037	1,578,019	1,344,236
2007-5, 5.750%, 05/25/2037	10,134,427	8,770,545
2007-5, 5.750%, 05/25/2037	1,103,266	954,789
2007-J2, 6.000%, 07/25/2037	299,269	219,604
2007-HY6, 3.828%, 11/25/2037 (c)	777,734	688,826
2007-HY5, 4.454%, 09/25/2047 (c)	735,426	717,258

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	117,278	111,661
2007-4, 5.500%, 05/25/2022	179,601	181,176
2006-1, 6.000%, 02/25/2036	286,099	287,793
2006-3, 5.750%, 06/25/2036	653,449	658,215
2006-3, 6.250%, 06/25/2036	1,472,879	1,532,406
2007-3, 5.500%, 04/25/2037	332,945	333,153

Citigroup Mortgage Loan Trust
2004-2, 9.250%, 08/25/2033 (h)	87,762	95,255
2005-WF1, 5.830%, 11/25/2034 (e)	2,742,380	2,759,458
2005-1, 3.419%, 04/25/2035 (c)	936,673	926,392
2005-2, 3.864%, 05/25/2035 (c)	1,305,521	1,317,508
2005-12, 2.864% (1 Month LIBOR USD + 0.800%),

08/25/2035 (a)(h)	735,794	692,016
2005-7, 3.860%, 9/25/2035 (c)	1,377,890	1,277,348
2005-WF1, 4.973%, 03/25/2036 (e)	635,002	449,784
2006-AR7, 3.983%, 11/25/2036 (c)	3,816,054	3,625,913
2007-6, 3.097%, 10/25/2046 (c)	672,256	605,387

CitiMortgage Alternative Loan Trust
2006-A1, 5.250%, 03/25/2021	12,479	12,486
2007-A4, 5.500%, 04/25/2022	37,453	37,724
2006-A2, 2.665% (1 Month LIBOR USD + 0.600%),

05/25/2036 (a)	869,341	792,504
2006-A4, 6.000%, 09/25/2036	1,990,965	1,950,847
2007-A1, 6.000%, 01/25/2037	2,223,978	2,089,338
2007-A1, 6.000%, 01/25/2037	1,095,538	1,029,214

Credit Suisse First Boston
Mortgage Securities Corp.
2002-22, 7.500%, 07/25/2032	3,323,576	3,347,040
2005-8, 7.000%, 09/25/2035	2,883,744	2,352,393

CSFB Mortgage-Backed
Pass-Through Certificates
2004-8, 5.500%, 12/25/2034	776,246	744,604
2005-3, 5.500%, 07/25/2035	887,398	894,919
2005-10, 5.500%, 11/25/2035	718,057	697,668
2005-10, 5.500%, 11/25/2035	3,084,377	2,996,797
2005-10, 6.000%, 11/25/2035	433,887	247,061

CSMC Mortgage-Backed Trust
2006-2, 6.000%, 03/25/2036	2,345,252	1,705,106
2007-5, 5.000%, 10/25/2024	26,853	27,233
2007-5, 6.000%, 10/25/2024	984,451	917,090
2006-1, 5.500%, 02/25/2036	306,100	303,725
2006-1, 5.500%, 02/25/2036	95,997	97,193
2011-13R, 3.770%, 02/27/2036 (c)(h)
	5,444,686	5,202,209
2006-2, 5.750%, 03/25/2036	1,239,096	1,169,133
2006-4, 6.000%, 05/25/2036	462,033	401,883
2006-4, 7.000%, 05/25/2036	582,755	266,911
2006-7, 6.000%, 08/25/2036	887,774	900,311
2007-2, 5.750%, 03/25/2037	286,883	247,396
2007-3, 5.500%, 04/25/2037	849,470	841,751
2007-3, 5.500%, 04/25/2037	1,260,749	1,249,293
2006-CF1, 5.000%, 11/25/2035 (e)(h)
	2,565,000	2,445,398

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust
2005-3, 2.565% (1 Month LIBOR USD + 0.500%),

05/25/2035 (a)	2,567,356	2,450,962
2005-6, 5.500%, 12/25/2035	2,990,644	2,811,210

Deutsche Alt-B Securities
Mortgage Loan Trust
2006-AB4, 2.165% (1 Month LIBOR USD + 0.100%),

10/25/2036 (a)	979,828	767,736

Equity One Mortgage
Pass-Through Trust
2003-1, 4.860%, 08/25/2033 (c)	2,098,603	2,133,628
2003-3, 4.868%, 12/25/2033 (c)	1,318,929	1,324,507

First Horizon Alternative
Mortgage Securities Trust
2006-FA3, 6.000%, 07/25/2036	9,917,567	8,220,881
2005-FA10, 5.250%, 12/25/2020	49,658	47,741
2005-FA11, 5.250%, 02/25/2021	43,396	43,246
2006-FA6, 5.750%, 11/25/2021	25,822	25,191
2004-AA6, 3.877%, 01/25/2035 (c)	688,481	691,884
2005-FA8, 5.500%, 11/25/2035	487,724	429,838
2006-FA1, 5.750%, 04/25/2036	2,617,234	2,024,423
2006-FA1, 6.000%, 04/25/2036	702,582	552,561
2006-FA2, 6.000%, 05/25/2036	2,876,355	2,247,036
2006-FA2, 6.000%, 05/25/2036	1,562,338	1,220,513
2006-FA5, 6.250%, 08/25/2036	4,045,365	3,152,878
2006-FA6, 6.000%, 11/25/2036	1,520,601	1,037,382
2006-FA6, 6.250%, 11/25/2036	1,927,455	1,354,736
2006-FA6, 6.250%, 11/25/2036	919,949	720,383
2007-FA4, 6.250%, 08/25/2037 (c)	3,167,599	2,500,379

First Horizon Mortgage
Pass-Through Trust
2006-AR4, 3.691%, 01/25/2037 (c)	997,776	911,412
2007-AR1, 4.031%, 05/25/2037 (c)	794,066	659,185
2007-AR2, 4.332%, 08/25/2037 (c)	7,663,495	6,409,426

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

GMACM Mortgage Loan Trust
2004-J2, 5.500%, 06/25/2034	$83,520	$83,233
2005-AR6, 3.747%, 11/19/2035 (c)	727,541	709,687

GSAA Home Equity Trust
2005-12, 5.069%, 09/25/2035 (c)	41,112	37,019
2006-6, 6.121%, 03/25/2036 (e)	85,972	43,137
2006-15, 6.192%, 09/25/2036 (e)	2,366,958	1,219,577
2006-18, 5.682%, 11/25/2036 (e)	2,249,053	1,147,320
2007-7, 2.245% (1 Month LIBOR USD + 0.180%),

07/25/2037 (a)	3,108,786	2,998,440
2005-1, 5.760%, 11/25/2034 (e)	2,000,000	2,027,308

GSR Mortgage Loan Trust
2005-4F, 6.500%, 04/25/2020	67,727	69,586
2004-15F, 6.000%, 12/25/2034	3,546,455	3,656,214
2005-1F, 6.000%, 01/25/2035	34,074	34,929
2005-AR4, 4.289%, 07/25/2035 (c)	690,680	648,451
2005-6F, 5.250%, 07/25/2035	345,659	363,400
2005-7F, 6.000%, 09/25/2035	52,461	55,513
2005-AR5, 4.322%, 10/25/2035 (c)	909,624	920,273
2005-AR7, 3.765%, 11/25/2035 (c)	556,977	563,569
2006-2F, 5.750%, 02/25/2036	1,052,427	1,018,903

HarborView Mortgage Loan Trust
2006-6, 4.098%, 08/19/2036 (c)	996,312	933,942

HomeBanc Mortgage Trust
2006-1, 3.234%, 04/25/2037 (c)	606,526	570,317

Impac CMB Trust
2005-5, 2.565% (1 Month LIBOR USD + 0.500%),

08/25/2035 (a)	1,225,513	1,199,571

Impac Secured Assets
CMN Owner Trust
2004-2, 4.092%, 08/25/2034 (e)	937,028	941,226

IndyMac IMSC Mortgage Loan Trust
2007-AR1, 3.653%, 06/25/2037 (c)	619,263	537,276

IndyMac INDA Mortgage Loan Trust
2007-AR1, 3.750%, 03/25/2037 (c)	567,362	552,720

IndyMac INDX Mortgage Loan Trust
2005-AR3, 3.876%, 04/25/2035 (c)	2,019,096	1,991,736
2005-AR23, 3.517%, 11/25/2035 (c)	1,968,407	1,824,182
2005-AR35, 3.608%, 02/25/2036 (c)	1,733,015	1,483,142
2006-AR3, 3.676%, 03/25/2036 (c)	6,594,209	5,938,591
2006-AR25, 3.651%, 09/25/2036 (c)	3,060,433	2,921,252
2006-AR25, 4.052%, 09/25/2036 (c)	3,315,873	2,845,543

Jefferies Resecuritization Trust
2009-R1, 3.765%, 11/26/2035 (c)(h)
	2,155,392	2,167,792

JP Morgan Alternative Loan Trust
2006-S2, 6.050%, 05/25/2036 (e)	10,604	10,268
2006-A5, 3.391%, 10/25/2036 (c)	2,456,126	2,664,431
2008-R4, 6.000%, 12/27/2036 (h)	3,643,629	3,031,451

JP Morgan Mortgage Trust
2004-A6, 3.512%, 12/25/2034 (c)	392,202	374,859
2005-S3, 5.750%, 01/25/2036	74,805	60,195

JP Morgan Resecuritization Trust
2009-7, 5.383%, 07/27/2037 (c)(h)	806,110	814,133

Lehman Mortgage Trust
2005-2, 5.500%, 12/25/2035	2,456,792	2,145,881
2005-2, 5.750%, 12/25/2035	1,054,289	953,364
2005-3, 2.565% (1 Month LIBOR USD + 0.500%),

01/25/2036 (a)	1,545,628	1,125,521
2005-3, 2.685% (1 Month LIBOR USD + 4.750%),

01/25/2036 (a)(f)(i)	1,545,628	156,803
2005-3, 5.500%, 01/25/2036	388,540	330,040
2006-1, 5.500%, 02/25/2036	643,564	553,977
2006-2, 5.756%, 04/25/2036 (c)	59,834	54,693
2007-4, 5.750%, 05/25/2037	1,608,222	1,356,375
2007-4, 5.750%, 05/25/2037	3,513,964	2,963,680
2007-5, 6.000%, 06/25/2037	3,200,116	2,022,091
2007-5, 6.000%, 06/25/2037	8,740,477	5,522,937

Lehman XS Trust
2005-6, 5.420%, 11/25/2035 (e)	479,255	478,821

MASTR Adjustable Rate
Mortgages Trust
2004-14, 3.565% (1 Month LIBOR USD + 1.500%),

01/25/2035 (a)	683,717	685,783
2004-4, 3.475%, 05/25/2034 (c)	116,522	111,807
2005-1, 3.838%, 02/25/2035 (c)	170,326	170,073

MASTR Alternative Loan Trust
2005-2, 5.500%, 03/25/2035	2,000,000	2,164,016
2003-5, 5.898%, 08/25/2033 (c)	1,426,284	1,397,905
2003-7, 6.250%, 11/25/2033	555,933	573,797
2004-6, 5.500%, 07/25/2034	578,655	594,049
2004-6, 6.000%, 07/25/2034	413,633	427,904
2004-11, 6.500%, 10/25/2034	1,530,027	1,662,512
2005-6, 5.500%, 12/25/2035	689,540	662,130
2006-3, 6.500%, 07/25/2036	1,343,328	900,827

MASTR Asset Securitization Trust
2002-NC1, 5.215% (1 Month LIBOR USD + 3.150%),

10/25/2032 (a)	343,915	342,777
2006-1, 2.515% (1 Month LIBOR USD + 0.450%),

05/25/2036 (a)	1,018,544	548,378

Merrill Lynch Mortgage
Investors Trust MLMI
2005-A5, 4.008%, 06/25/2035 (c)	1,012,019	1,011,737
2005-A7, 4.363%, 09/25/2035 (c)	11,038,958	10,633,910

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Morgan Stanley Mortgage Loan Trust
2005-7, 5.500%, 11/25/2035	$429,056	$426,678
2006-2, 6.500%, 02/25/2036	559,745	445,486
2006-11, 6.000%, 08/25/2036	1,887,640	1,549,474
2006-11, 6.000%, 08/25/2036	2,451,060	2,270,589
2007-8XS, 6.000%, 04/25/2037 (c)	1,747,443	1,030,244
2007-3XS, 5.763%, 01/25/2047 (e)	8,426,726	4,294,196

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2005-WF1, 5.159%, 03/25/2035 (e)	377,713	393,557
2007-1, 5.669%, 03/25/2047 (e)	1,580,313	1,438,931
2007-1, 5.995%, 03/25/2047 (e)	1,594,485	1,451,436

Nomura Resecuritization Trust
2011-4RA, 2.768%, 12/26/2036 (c)(h)
	12,562,141	12,369,438

Opteum Mortgage Acceptance
Corp. Asset Backed
Pass-Through Certificates
2005-5, 5.850%, 12/25/2035 (c)	791,049	818,410

Ownit Mortgage Loan Trust
2005-1, 3.160% (1 Month LIBOR USD + 1.095%),

09/25/2035 (a)	4,729,575	4,721,388
2006-2, 5.633%, 01/25/2037 (e)	1,032,412	1,033,651

Popular ABS Mortgage
Pass-Through Trust
2004-4, 4.368%, 09/25/2034 (e)	1,556,068	1,484,935

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	7,408	7,428

RALI Trust
2005-QS3, 5.000%, 03/25/2020	258,525	257,247
2007-QS4, 5.500%, 04/25/2022	6,691	6,727
2004-QA4, 4.744%, 09/25/2034 (c)	336,392	270,593
2005-QS2, 5.500%, 02/25/2035	1,453,423	1,452,060
2006-QA1, 5.316%, 01/25/2036 (c)	966,367	870,836
2006-QS1, 5.750%, 01/25/2036	435,517	421,339
2006-QS6, 6.000%, 06/25/2036	845,156	775,964
2006-QS9, 2.765% (1 Month LIBOR USD + 0.700%),

07/25/2036 (a)	3,129,690	2,412,089
2006-QS13, 6.000%, 09/25/2036	4,749,356	4,238,070
2006-QS17, 2.415% (1 Month LIBOR USD + 0.350%),

12/25/2036 (a)	1,945,166	1,547,658
2006-QS17, 6.000%, 12/25/2036	771,544	712,493
2007-QS1, 5.750%, 01/25/2037	792,199	704,563
2007-QS1, 6.000%, 01/25/2037	2,458,418	2,215,197
2007-QS6, 6.000%, 04/25/2037	5,994,038	5,602,827
2007-QS9, 6.500%, 07/25/2037	6,104,472	5,676,616
2007-QS10, 6.500%, 09/25/2037	608,070	537,572

RAMP Trust
2006-RS6, 2.245% (1 Month LIBOR USD + 0.180%),

11/25/2036 (a)	1,092,654	1,067,067

RBSGC Mortgage Loan Trust
2005-A, 5.750%, 04/25/2035	2,476,114	2,478,102

RBSSP Resecuritization Trust
2009-7, 6.000%, 03/26/2036 (h)	7,371,119	6,163,584

Renaissance Home
Equity Loan Trust
2005-1, 5.016%, 05/25/2035 (e)	769,742	787,524

Resecuritization
Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	4,660,993	4,703,332

Residential Asset
Securitization Trust
2004-R2, 5.500%, 08/25/2034	3,381,249	3,441,507
2005-A5, 5.500%, 05/25/2035	1,836,290	1,737,551
2005-A8CB, 5.375%, 07/25/2035	1,552,027	1,375,965
2005-A11, 5.500%, 10/25/2035	215,812	207,597
2005-A11, 6.000%, 10/25/2035	518,863	408,845
2006-A10, 2.715% (1 Month LIBOR USD + 0.650%),

09/25/2036 (a)	13,635,358	6,438,434
2006-A10, 3.785% (1 Month LIBOR USD + 5.850%),

09/25/2036 (a)(f)(i)	13,635,358	3,019,062
2006-A15, 2.665% (1 Month LIBOR USD + 0.600%),

01/25/2037 (a)	20,728,408	10,059,530
2006-A15, 3.585% (1 Month LIBOR USD + 5.650%),

01/25/2037 (a)(f)(i)	20,728,408	3,837,392

RFMSI Trust
2006-S3, 5.500%, 03/25/2036	5,453,752	5,288,939
2006-S10, 5.500%, 10/25/2021	42,945	41,157
2005-SA4, 4.493%, 09/25/2035 (c)	3,548,531	3,274,383
2005-SA4, 4.572%, 09/25/2035 (c)	2,439,132	2,436,876
2005-S8, 5.500%, 11/25/2035	5,174,091	5,071,102
2006-S5, 6.000%, 06/25/2036	190,666	186,744
2006-S5, 6.000%, 06/25/2036	949,153	929,631
2006-S5, 6.000%, 06/25/2036	494,356	486,947
2006-S6, 6.000%, 07/25/2036	180,791	176,700
2006-S6, 6.000%, 07/25/2036	1,353,798	1,323,168
2006-S7, 6.250%, 08/25/2036	2,571,607	2,465,078

Specialty Underwriting &
Residential Finance Trust
2006-BC2, 3.641%, 02/25/2037 (e)	1,046,452	579,337

STARM Mortgage Loan Trust
2007-S1, 4.268%, 01/25/2037 (c)	1,077,751	1,019,616
2007-2, 3.747%, 04/25/2037 (c)	1,129,577	872,774

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Structured Adjustable Rate
Mortgage Loan Trust
2005-21, 3.446%, 11/25/2035 (c)	$838,614	$790,788
2005-21, 3.969%, 11/25/2035 (c)	4,710,711	4,035,388
2006-1, 3.631%, 02/25/2036 (c)	613,811	582,070
2006-1, 3.912%, 02/25/2036 (c)	2,168,672	2,122,138
2006-4, 3.845%, 05/25/2036 (c)	1,176,168	1,073,061
2006-12, 3.844%, 01/25/2037 (c)	1,273,087	1,172,960
2007-9, 4.031% (6 Month LIBOR USD + 1.500%),

10/25/2037 (a)	1,529,483	1,400,568

Structured Asset Investment
Loan Trust
2006-4, 2.195% (1 Month LIBOR USD + 0.130%),

07/25/2036 (a)	2,052,683	1,659,254

Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
2004-18H, 4.750%, 10/25/2034	775,528	797,419

Structured Asset Securities Corp. Trust
2005-17, 5.500%, 10/25/2035	582,043	603,542

Suntrust Alternative Loan Trust
2005-1F, 5.750%, 12/25/2035	2,366,849	2,348,048
2005-1F, 6.000%, 12/25/2035	5,280,293	5,285,633

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	193,000	153,379

Thornburg Mortgage Securities Trust
2004-1, 3.029%, 03/25/2044 (c)	58,265	57,715

WaMu Mortgage Pass-Through
Certificates Trust
2004-S2, 6.000%, 06/25/2034	139,893	147,335
2007-HY7, 3.722%, 07/25/2037 (c)	514,663	437,016

Washington Mutual Mortgage
Pass-Through Certificates WMALT
2005-6, 6.500%, 08/25/2035	704,730	681,838
2005-9, 5.500%, 11/25/2035	869,899	844,905
2007-HY2, 3.590%, 04/25/2037 (c)	2,061,870	1,547,666

Wells Fargo Alternative Loan Trust
2007-PA1, 6.000%, 03/25/2037	1,690,156	1,605,740

Wells Fargo Mortgage
Backed Securities Trust
2005-AR15, 4.165%, 09/25/2035 (c)	3,587,713	3,635,395
2005-AR16, 4.321%, 10/25/2035 (c)	1,054,597	1,066,284
2005-AR4, 4.002%, 04/25/2035 (c)	674,196	682,486
2005-AR5, 4.082%, 04/25/2035 (c)	944,038	952,147
2005-7, 5.250%, 09/25/2035	588,140	592,233
2005-9, 5.250%, 10/25/2035	60,129	60,172
2005-9, 5.500%, 10/25/2035	899,384	923,380
2005-12, 5.500%, 11/25/2035	974,199	989,909
2006-4, 2.765% (1 Month LIBOR USD + 0.700%),

04/25/2036 (a)	424,274	418,343
2006-4, 5.750%, 04/25/2036	680,766	672,904
2006-11, 6.000%, 09/25/2036	539,762	520,845
2006-AR18, 3.759%, 11/25/2036 (c)	298,994	295,366
2007-AR3, 4.126%, 04/25/2037 (c)	2,427,233	2,379,305
2007-10, 6.000%, 07/25/2037	810,084	809,443
2007-10, 6.000%, 07/25/2037	2,204,871	2,203,127
2007-12, 5.500%, 09/25/2037	752,314	754,355
2007-13, 6.000%, 09/25/2037	612,130	614,374

TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $511,503,029)		501,404,519

NON-AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 15.06%

BANK
2017-BNK5, 1.238%,
06/15/2060 (c)(f)	39,668,108	2,636,783
2017-BNK7, 0.955%,
09/15/2060 (c)(f)	20,640,614	1,103,728
2017-BNK8, 0.887%,
11/15/2050 (c)(f)	37,664,077	2,082,676
2017-BNK9, 0.963%,
11/15/2054 (c)(f)	19,528,752	1,149,855
2018-BNK11, 0.649%,
03/15/2061 (c)	29,613,527	1,154,457
2018-BNK12, 0.484%,
05/15/2061 (c)	73,842,390	1,848,917
2018-BNK13, 0.671%,
08/15/2061 (c)	54,024,851	1,988,839
2018-BNK13, 4.193%,
08/15/2061	5,500,000	5,713,996

BENCHMARK Mortgage Trust
2018-B2, 0.571%, 02/15/2051 (f)	125,258,042	3,744,314
2018-B4, 4.059%, 02/15/2028	5,000,000	5,174,337
2018-B3, 0.655%,
04/10/2051 (c)(f)	105,520,114	4,617,096

CCUBS Commercial Mortgage Trust
2017-C1, 0.291%,
11/15/2050 (c)(f)	40,062,667	1,031,614
2017-C1, 1.022%,
11/15/2050 (c)(f)	31,465,962	2,083,002

CD Mortgage Trust
2018-C7, 4.213%,
08/15/2051	3,236,000	3,373,111
2017-CD3, 0.730%,
02/10/2050 (c)(f)	61,857,000	2,789,466

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

CGMS Commercial Mortgage Trust
2017-B1, 0.354%, 08/15/2050 (c)(f)
	$38,016,000	$683,163
2017-B1, 0.996%, 08/15/2050 (c)(f)
	31,226,332	1,760,350

Citigroup Commercial Mortgage Trust
2016-C1, 5.117%, 05/10/2049 (c)	3,020,000	3,124,651
2018-B2, 0.550%, 03/10/2051 (c)(f)
	49,202,000	1,723,517
2018-B2, 0.924%, 03/10/2051 (c)(f)
	48,077,523	2,656,346
2018-C5, 0.372%, 06/10/2051 (c)(f)(h)
	28,400,000	789,125
2018-C5, 0.762%, 06/10/2051 (c)(f)
	56,387,950	2,976,077
2018-C5, 4.148%, 06/10/2051	4,000,000	4,146,734
2013-GC11, 4.567%, 04/10/2046 (c)(h)
	4,810,000	4,714,479
2013-GC17, 5.263%, 11/10/2046 (c)
	5,000,000	5,211,637
2017-P7, 0.685%, 04/14/2050 (c)(f)
	45,124,000	2,045,877
2017-C4, 0.381%, 10/12/2050 (c)(f)
	42,746,500	1,024,595
2017-C4, 1.270%, 10/12/2050 (c)(f)
	21,577,722	1,566,249

COMM Mortgage Trust
2014-CR15, 4.884%, 02/10/2047 (c)
	5,000,000	5,170,588
2018-COR3, 0.590%, 05/10/2051 (c)(f)
	78,665,317	2,934,515
2014-CR16, 4.582%, 04/10/2047	4,664,000	4,787,268
2014-CR18, 4.456%, 07/15/2047 (c)
	4,550,700	4,663,266
2013-CR11, 1.274%, 08/10/2050 (c)(f)
	58,133,650	2,152,666

CSAIL Commercial Mortgage Trust
2015-C1, 0.500%, 04/15/2050 (c)(f)(h)
	62,192,000	1,678,998
2017-C8, 0.464%, 06/15/2050 (c)(f)
	74,773,000	2,185,906

DBJPM Mortgage Trust
2017-C6, 0.393%, 06/10/2050 (c)(f)
	97,787,000	2,312,780
2017-C6, 1.180%, 06/10/2050 (c)(f)
	36,027,534	2,324,158

GS Mortgage Securities Trust
2017-FARM, 3.659%, 01/10/2043 (c)(h)
	7,500,000	7,409,207
2013-GC14, 4.917%, 08/10/2046 (c)(h)
	2,500,000	2,407,490
2017-GS8, 0.529%, 11/10/2050 (c)(f)
	44,642,000	1,465,789

GS Mortgage Securities Trust Corp. II
2015-GC30, 4.148%, 05/10/2050 (c)
	2,325,000	2,327,240
2018-GS10, 4.106%, 07/10/2051 (c)
	5,000,000	5,173,104

JP Morgan Chase Commercial
Mortgage Securities Trust
2015-JP1, 4.900%, 01/15/2049 (c)	3,285,000	3,398,994
2007-CB20, 0.000%, 02/12/2051 (c)(f)(h)
	16,789,710	168
2012-CIBX, 5.191%, 06/15/2045 (c)
	3,680,000	3,744,222

JPMBB Commercial Mortgage
Securities Trust
2015-C32, 0.500%, 11/18/2048 (c)(f)(h)
	23,066,000	680,839

JPMCC Commercial Mortgage
Securities Trust
2017-JP6, 0.779%, 07/15/2050 (c)(f)
	68,830,000	3,543,802

JPMDB Commercial Mortgage
Securities Trust
2018-C8, 0.816%, 06/15/2051 (c)(f)
	47,457,116	2,161,472

Morgan Stanley Bank of
America Merrill Lynch Trust
2015-C27, 4.684%, 12/15/2047 (c)	3,000,000	3,106,322
2015-C25, 4.679%, 10/15/2048 (c)	3,000,000	3,022,197
2016-C31, 0.790%, 11/15/2049 (c)(f)
	42,199,000	1,986,244
2016-C31, 1.462%, 11/15/2049 (c)(f)(h)
	21,212,500	1,910,285

Morgan Stanley Capital I Trust
2018-H3, 4.120%, 07/15/2051	5,000,000	5,163,202
2018-H3, 0.521%, 07/15/2051 (c)(f)
	135,712,000	4,441,541
2018-H3, 1.003%, 07/15/2051 (c)(f)
	63,076,307	3,910,252
2016-BNK2, 0.679%, 11/15/2049 (c)(f)
	42,650,000	1,726,114
2017-H1, 1.611%, 06/15/2050 (c)(f)
	16,504,291	1,426,139

UBS Commercial Mortgage Trust
2017-C1, 1.058%, 06/15/2050 (c)(f)
	13,000,000	910,969
2017-C3, 0.486%, 08/15/2050 (c)(f)
	67,762,500	2,388,662

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

UBS Commercial Mortgage Trust (Cont.)
2017-C3, 1.280%, 08/15/2050 (c)(f)
	$24,790,433	$1,790,648
2017-C2, 1.300%, 08/15/2050 (c)(f)
	30,844,815	2,294,709
2017-C6, 0.485%, 12/15/2050 (c)(f)
	63,420,500	2,360,188
2017-C7, 0.488%, 12/15/2050 (c)(f)
	170,396,000	5,215,242
2017-C6, 1.190%, 12/15/2050 (c)(f)
	18,812,886	1,355,664
2018-C10, 1.137%, 05/15/2051 (c)(f)
	48,930,932	3,427,954
2018-C11, 0.388%, 06/15/2051 (c)(f)
	143,441,000	3,900,491
2018-C11, 0.977%, 06/15/2051 (c)(f)
	49,973,331	2,945,038
2018-C11, 4.118%, 06/15/2051	5,000,000	5,162,040
2018-C12, 0.355%, 08/15/2051 (c)(f)
	139,858,000	3,737,020
2018-C12, 1.002%, 08/15/2051 (c)(f)
	50,000,000	3,208,745
2018-C12, 4.195%, 08/15/2051	5,000,000	5,197,536

UBS-Barclays Commercial
Mortgage Trust
2012-C2, 1.489%, 05/10/2063 (c)(f)(h)
	25,442,760	1,048,789

Wells Fargo Commercial
Mortgage Trust
2018-C44, 0.927%, 05/15/2051 (c)(f)
	32,498,702	1,841,617
2018-C45, 4.147%, 06/15/2051	5,388,000	5,580,594
2018-C46, 1.117%, 08/15/2051 (c)(f)
	41,630,720	2,707,550
2018-C46, 4.086%, 08/15/2051	5,040,000	5,210,278
2015-NXS1, 3.658%, 05/15/2048 (c)
	1,320,000	1,298,929
2016-LC24, 1.160%, 10/15/2049 (c)(f)
	11,717,835	821,982
2017-RB1, 0.876%, 03/15/2050 (c)(f)
	38,474,561	2,186,517
2017-C40, 1.137%, 10/15/2050 (c)(f)
	22,573,459	1,454,067
2017-C41, 1.385%, 11/15/2050 (c)(f)
	42,985,482	3,680,572
2017-C42, 0.474%, 12/15/2050 (c)(f)
	116,750,000	3,426,379

WFRBS Commercial Mortgage Trust
2014-C22, 3.907%, 09/15/2057 (c)	1,786,000	1,697,245

TOTAL NON-AGENCY
COMMERCIAL MORTGAGE BACKED
SECURITIES (Cost $238,324,111)		234,979,184

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 4.47%

Freddie Mac Multifamily Structured
Pass Through Certificates
K018, 1.501%, 01/25/2022 (c)(f)	52,608,985	1,900,605
K019, 1.773%, 03/25/2022 (c)(f)	91,374,070	4,369,289
K021, 1.587%, 06/25/2022 (c)(f)	73,188,726	3,334,771
K723, 0.976%, 09/25/2023 (c)(f)	61,645,000	2,415,387
K723, 1.075%, 08/25/2023 (c)(f)	75,062,739	2,881,786
K726, 1.018%, 04/25/2024 (c)(f)	27,854,004	1,126,747
K727, 0.747%, 07/25/2024 (c)(f)	42,644,568	1,287,904
K728, 0.532%, 08/25/2024 (c)(f)	64,931,255	1,391,133
K729, 0.492%, 10/25/2024 (c)(f)	53,771,381	1,031,631
K042, 1.184%, 12/25/2024 (c)(f)	81,792,702	4,528,862
K061, 0.170%, 11/25/2026 (c)(f)	72,512,000	512,834
K062, 0.299%, 12/25/2026 (c)(f)	79,423,000	1,262,254
K062, 0.438%, 12/25/2026 (c)(f)	94,587,087	2,199,273
K063, 0.425%, 01/25/2027 (c)(f)	103,430,023	2,231,937
K065, 0.688%, 05/25/2027 (c)(f)	57,193,000	2,531,299
K066, 0.891%, 06/25/2027 (c)(f)	32,001,750	1,776,897
KW03, 0.985%, 06/25/2027 (c)(f)	16,422,217	911,814
K067, 0.714%, 07/25/2027 (c)(f)	40,975,162	1,813,753
K068, 0.568%, 08/25/2027 (c)(f)	25,720,583	864,922
K069, 0.496%, 09/25/2027 (c)(f)	30,988,141	930,128
K070, 0.457%, 11/25/2027 (c)(f)	38,685,712	1,050,692
K072, 0.495%, 12/25/2027 (c)(f)	61,879,610	1,851,964
K073, 0.203%, 01/25/2028 (c)(f)	54,203,000	1,087,242
K073, 0.435%, 01/25/2028 (c)(f)	107,322,527	2,865,855
K074, 0.427%, 01/25/2028 (c)(f)	111,627,083	2,889,088
K155, 0.256%, 04/25/2033 (c)(f)	113,043,650	1,931,339
KW06, 0.238%, 06/25/2028 (c)(f)	599,431,000	6,936,675

FREMF Mortgage Trust
2012-K23, 3.782%, 10/25/2045 (c)(h)
	5,800,000	5,832,511
2015-K43, 3.862%, 02/25/2048 (c)(h)
	3,446,743	3,398,977
2015-K45, 3.714%, 04/25/2048 (c)(h)
	2,600,000	2,538,605

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $62,774,771)		69,686,174

MUNICIPAL BONDS – 29.30%

Alaska – 0.09%

Borough of North Slope, AK
5.426%, 06/30/2023	1,260,000	1,361,783

Arizona – 0.33%

City of Phoenix Civic
Improvement Corp.
5.500%, 07/01/2031	805,000	1,011,990
5.500%, 07/01/2033	1,010,000	1,289,325
5.500%, 07/01/2034	665,000	854,658

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Arizona – 0.33% (Cont.)

Tempe Industrial
Development Authority
4.000%, 10/01/2023 (h)	$2,000,000	$2,013,400
		5,169,373
California – 4.12%

Alvord Unified School District
0.000%, 08/01/2046	1,330,000	1,300,687

California State University
3.204%, 11/01/2023	1,780,000	1,785,500
3.272%, 11/01/2024	500,000	500,260
3.422%, 11/01/2025	1,315,000	1,323,153

Citrus Community College District
0.000%, 06/01/2033	1,000,000	597,060

City of Industry, CA
4.000%, 01/01/2028	2,860,000	2,896,379

City of Los Angeles, CA
3.000%, 09/01/2026	4,320,000	4,178,995

City of Oakland, CA
3.000%, 01/15/2027	3,100,000	2,999,932

City of South Lake Tahoe, CA
4.000%, 06/01/2027	1,600,000	1,571,312

City of Union City, CA
0.000%, 07/01/2025	2,105,000	1,569,025

County of San Diego, CA
6.029%, 08/15/2026	815,000	913,591

County of Sonoma, CA
6.000%, 12/01/2029	10,010,000	11,489,678

Monrovia School Facilities
Grant Financing Authority
7.000%, 06/01/2027	2,055,000	2,314,650

M-S-R Energy Authority
7.000%, 11/01/2034	3,500,000	4,963,945

Oakland Alameda
County Coliseum Authority
3.643%, 02/01/2025	3,000,000	3,025,920

Palmdale Elementary
School District
0.000%, 08/01/2029	540,000	371,466

Placentia-Yorba Linda
Unified School District
0.000%, 08/01/2035	7,600,000	4,089,256

Poway Unified School District
0.000%, 08/01/2034	5,360,000	3,034,028

San Diego Tobacco Settlement
Revenue Funding Corp.
3.435%, 06/01/2023	1,930,000	1,925,638

San Diego Unified School District
0.000%, 07/01/2036	7,895,000	4,078,952

San Jose Redevelopment
Agency Successor Agency
3.226%, 08/01/2027	4,380,000	4,287,363

San Rafael City Elementary
School District
0.000%, 08/01/2029	3,025,000	2,130,598

State of California
5.250%, 08/01/2032	1,875,000	2,341,481

Yosemite Community
College District
0.000%, 08/01/2034	1,000,000	574,070
		64,262,939
Colorado – 0.31%

Colorado Educational & Cultural
Facilities Authority
3.285%, 03/01/2028	1,000,000	963,140

Colorado Health Facilities Authority
5.000%, 12/01/2019	775,000	774,380

Denver City & County School
District No. 1
3.069%, 12/01/2025	1,250,000	1,224,737

El Paso County School
District No. 49 Falcon
5.000%, 12/15/2031	1,620,000	1,834,877
		4,797,134
Connecticut – 0.28%

State of Connecticut
Special Tax Revenue
5.000%, 09/01/2036	4,000,000	4,397,440

District of Columbia – 0.65%

Metropolitan Washington Airports
Authority Dulles Toll Road Revenue
8.000%, 10/01/2047	7,000,000	10,175,060

Florida – 0.56%

City of Gainesville, FL
0.000%, 10/01/2027	4,610,000	3,049,838
0.000%, 10/01/2028	1,300,000	817,765

County of Miami-Dade, FL
0.000%, 10/01/2034	1,305,000	1,665,467

Greater Orlando Aviation Authority
5.000%, 10/01/2042	1,850,000	2,061,011

Seminole County Industrial
Development Authority
10.000%, 12/28/2021 (h)	325,000	378,917
12.500%, 12/28/2021 (h)	580,000	701,661
		8,674,659

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Georgia – 0.47%

Medical Center Hospital Authority
4.875%, 08/01/2022	$7,000,000	$7,322,490

Hawaii – 0.10%

State of Hawaii Airports
System Revenue
3.025%, 07/01/2025	400,000	393,700
3.125%, 07/01/2026	645,000	632,094
3.225%, 07/01/2027	600,000	587,850
		1,613,644
Idaho – 0.43%

Idaho Energy Resources Authority
2.772%, 09/01/2026	7,000,000	6,632,780

Illinois – 1.94%

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2022	660,000	592,535

Chicago Board of Education
0.000%, 12/01/2022	2,140,000	1,898,886

Chicago O’Hare
International Airport
5.000%, 01/01/2037	1,000,000	1,101,370

City of Chicago, IL
Waterworks Revenue
5.750%, 11/01/2030	2,425,000	2,905,101

DeKalb Kane & LaSalle Counties
Etc. Community College
District No. 523 Kishwaukee
0.000%, 02/01/2023	850,000	717,154
0.000%, 02/01/2025	275,000	203,761

Illinois Finance Authority
3.548%, 08/15/2029	1,500,000	1,460,700
5.000%, 08/15/2035	1,485,000	1,677,902

Kendall & Kane Counties
Community Unit School
District No. 115
0.000%, 01/01/2022	2,340,000	2,147,558

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2033	5,075,000	2,621,644

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	2,500,000	2,749,350

Regional Transportation Authority
6.000%, 07/01/2033	5,000,000	6,320,500

South Suburban College
Community School District No. 510
0.000%, 12/01/2022	1,000,000	897,780

Southwestern Illinois
Development Authority
7.030%, 04/15/2032	675,000	712,888

State of Illinois
5.750%, 01/01/2037	3,000,000	3,336,990
5.877%, 03/01/2019	695,000	704,000

Will County Elementary
School District No. 122
5.250%, 10/01/2023	265,000	270,851
		30,318,970
Indiana – 0.99%

Indiana Municipal Power Agency
5.000%, 01/01/2035	2,945,000	3,352,823
5.000%, 01/01/2036	6,340,000	7,199,070
5.000%, 01/01/2039	2,800,000	3,162,740

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2035	1,570,000	1,754,915
		15,469,548
Kentucky – 0.92%

County of Warren, KY
3.921%, 12/01/2031	825,000	827,310
4.397%, 12/01/2038	1,500,000	1,574,475

Kentucky Higher Education
Student Loan Corp.
3.690%, 06/01/2023	2,000,000	2,024,580
3.860%, 06/01/2025	2,000,000	2,028,200

Kentucky State Property &
Building Commission
5.000%, 02/01/2032	1,150,000	1,274,292

Louisville Regional Airport Authority
3.483%, 07/01/2023	1,000,000	1,007,250
3.683%, 07/01/2024	5,550,000	5,632,029
		14,368,136
Louisiana – 0.07%

City of New Orleans, LA
8.800%, 12/01/2039	1,000,000	1,075,060

Massachusetts – 0.59%

Massachusetts Educational
Financing Authority
3.702%, 07/01/2023	2,500,000	2,540,100
3.831%, 07/01/2024	4,215,000	4,303,304

Massachusetts Port Authority
5.000%, 07/01/2042	1,500,000	1,682,745

Massachusetts State College
Building Authority
5.932%, 05/01/2040	550,000	665,407
		9,191,556

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Michigan – 1.37%

Comstock Park Public Schools
2.750%, 05/01/2023	$1,500,000	$1,477,110

Detroit City School District
5.250%, 05/01/2027	1,065,000	1,249,980
7.747%, 05/01/2039	3,000,000	4,150,350

Michigan Finance Authority
2.610%, 11/01/2025	2,180,000	2,019,574
2.710%, 11/01/2026	4,105,000	3,778,899
6.396%, 09/01/2024	1,955,000	2,264,652

Romeo Community School District
5.000%, 05/01/2036	995,000	1,113,564

Ypsilanti School District
2.620%, 05/01/2023	5,500,000	5,253,875
		21,308,004
Minnesota – 0.72%

City of Rochester, MN
5.000%, 11/15/2033	3,000,000	3,715,260
5.000%, 11/15/2035	6,000,000	7,464,720
		11,179,980
Missouri – 0.54%

Kansas City Land Clearance
Redevelopment Authority
6.400%, 10/15/2040 (h)	5,000,000	5,053,150

St. Louis School District
5.950%, 04/01/2024	235,000	263,764
6.100%, 04/01/2025	2,750,000	3,151,472
		8,468,386
Nevada – 0.22%

Clark County School District
5.510%, 06/15/2024	3,150,000	3,385,588

New Hampshire – 0.15%

New Hampshire Health and
Education Facilities Authority Act
5.000%, 07/01/2041	2,000,000	2,252,040

New Jersey – 1.74%

New Jersey Economic
Development Authority
0.000%, 02/15/2025	18,371,000	14,448,240

New Jersey Educational
Facilities Authority
2.504%, 07/01/2023	1,355,000	1,300,895

New Jersey Institute of Technology
3.323%, 07/01/2024	2,985,000	2,989,000

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027	11,110,000	8,313,391
		27,051,526
New York – 2.09%

Dutchess County Local
Development Corp.
4.550%, 07/01/2022	1,055,000	1,063,577

Monroe County Industrial
Development Corp.
3.622%, 07/01/2024	2,525,000	2,551,588

New York City Transitional
Finance Authority
Building Aid Revenue
4.800%, 07/15/2026	4,000,000	4,277,120

New York City Transitional
Finance Authority Future
Tax Secured Revenue
2.850%, 02/01/2024	5,480,000	5,367,770
3.010%, 08/01/2024	2,370,000	2,330,445
3.150%, 11/01/2025	1,075,000	1,058,466

New York Liberty
Development Corp.
5.250%, 10/01/2035	1,000,000	1,238,090

New York State
Dormitory Authority
5.096%, 08/01/2034	3,000,000	3,108,360

New York State Environmental
Facilities Corp.
2.620%, 01/15/2024	700,000	683,347

New York State Urban
Development Corp.
3.120%, 03/15/2025	5,000,000	4,923,000
3.420%, 03/15/2028	3,580,000	3,508,364

Port Authority of New York
& New Jersey
2.767%, 09/15/2022	1,085,000	1,074,248
5.000%, 11/15/2037	1,250,000	1,416,225
		32,600,600
Ohio – 0.67%

Cincinnati City School District
5.250%, 12/01/2030	2,100,000	2,610,195
5.250%, 12/01/2031	2,695,000	3,376,889

County of Cuyahoga, OH
2.876%, 07/01/2025	1,000,000	978,350
2.976%, 07/01/2026	3,000,000	2,923,830

Sycamore Community City
School District
5.850%, 12/01/2028	500,000	587,765
		10,477,029

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Oklahoma – 0.43%

Midwest City Economic
Development Authority
3.550%, 02/01/2025	$1,060,000	$1,065,968

Oklahoma City Economic
Development Trust
3.154%, 08/01/2025	2,500,000	2,456,850

Oklahoma Development
Finance Authority
5.450%, 08/15/2028	3,000,000	3,159,240
		6,682,058
Oregon – 0.12%

Washington County School
District No. 15 Forest Grove
5.909%, 06/15/2026	1,670,000	1,934,678

Pennsylvania – 2.57%

Berks County Industrial
Development Authority
3.950%, 05/15/2024	720,000	722,426
4.450%, 05/15/2027	800,000	790,432

Carbon County Hospital Authority
3.377%, 11/15/2023	1,000,000	1,009,840
3.677%, 11/15/2025	1,000,000	1,011,480

City of York, PA
0.000%, 02/01/2023	740,000	641,787

Delaware Valley Regional
Finance Authority
5.500%, 08/01/2028	4,565,000	5,480,237

Pennsylvania Economic
Development Financing Authority
5.000%, 12/31/2030	1,000,000	1,106,830
5.201%, 06/15/2020	1,290,000	1,328,519

Pennsylvania Turnpike Commission
5.000%, 06/01/2042	5,000,000	5,473,500
6.000%, 12/01/2030	3,070,000	3,811,006
6.250%, 06/01/2033	5,235,000	6,397,903
6.375%, 12/01/2038	3,850,000	4,782,470

Philadelphia Authority for
Industrial Development
0.000%, 04/15/2022	5,872,000	5,105,587

Union County Hospital Authority
3.800%, 08/01/2023	1,350,000	1,352,619
4.400%, 08/01/2028	1,060,000	1,068,236
		40,082,872
Puerto Rico – 0.43%

Children’s Trust Fund
5.375%, 05/15/2033	6,020,000	6,094,166

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 08/01/2032	3,850,000	680,218
		6,774,384
South Carolina – 0.46%

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	2,000,000	2,529,660

South Carolina Public
Service Authority
2.388%, 12/01/2023	5,000,000	4,687,650
		7,217,310
Tennessee – 0.29%

Memphis-Shelby County
Industrial Development Board
4.700%, 07/01/2027	250,000	257,758

State of Tennessee
4.182%, 08/01/2031	4,000,000	4,279,000
		4,536,758
Texas – 3.94%

Central Texas Turnpike System
0.000%, 08/15/2027	3,120,000	2,407,392

City of Dallas, TX
0.000%, 02/15/2026	2,525,000	1,938,745
0.000%, 02/15/2030	1,910,000	1,219,669

City of El Paso, TX
6.018%, 08/15/2035	3,000,000	3,716,760

City of Houston, TX
6.290%, 03/01/2032	5,085,000	5,912,889

City of Houston, TX Airport
System Revenue
6.880%, 01/01/2028	500,000	586,840

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,734,780

County of Galveston, TX
5.905%, 02/01/2029	2,580,000	2,932,738

Dallas Area Rapid Transit
5.250%, 12/01/2030	835,000	1,042,765

El Paso Independent School District
1.550%, 08/15/2025	6,175,000	5,442,645

New Hope Cultural Education
Facilities Corp.
4.000%, 08/01/2020	425,000	424,549

North Texas Tollway Authority
0.000%, 01/01/2031	7,150,000	4,736,589
5.000%, 01/01/2034	9,500,000	11,442,370

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Texas – 3.94% (Cont.)

Texas Public Finance Authority
8.250%, 07/01/2024	$9,175,000	$9,447,681

University of Houston
2.800%, 02/15/2024	6,570,000	6,440,374
		61,426,786
Utah – 0.06%

Ogden City
Redevelopment Agency
3.000%, 04/01/2023	1,000,000	978,110

Washington – 0.17%

Chelan County Public
Utility District No. 1
0.000%, 06/01/2029	3,800,000	2,685,156

West Virginia – 0.60%

Tobacco Settlement
Finance Authority
7.467%, 06/01/2047	6,890,000	6,940,986

West Virginia University
0.000%, 04/01/2030	3,460,000	2,336,953
		9,277,939
Wisconsin – 0.88%

Public Finance Authority
3.930%, 12/15/2025	1,660,000	1,648,862
4.153%, 05/15/2031	3,635,000	3,655,756
5.000%, 05/15/2032 (h)	1,275,000	1,384,433
5.000%, 03/01/2041	4,850,000	5,389,708

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2034	1,500,000	1,704,795
		13,783,554
TOTAL MUNICIPAL BONDS
(Cost $456,935,077)		456,933,330

US GOVERNMENT NOTES/BONDS – 3.14%

United States Treasury Note/Bond
2.000%, 01/15/2021	20,000,000	19,696,875
2.375%, 01/31/2023	15,000,000	14,777,637
2.125%, 09/30/2024	15,000,000	14,450,976

TOTAL US GOVERNMENT NOTES/
BONDS (Cost $49,733,901)		48,925,488

CLOSED END-MUTUAL
FUNDS – 0.43%
BlackRock Investment Quality
Municipal Trust, Inc.	24,400	345,504
Invesco High Income Trust II	143,246	1,956,740
Invesco Municipal Opportunity Trust	172,200	2,045,736
Nuveen Quality Municipal
Income Fund	183,527	2,422,557

TOTAL CLOSED-END
MUTUAL FUNDS
(Cost $7,013,035)		6,770,537

SHORT-TERM INVESTMENTS – 2.84%
First American Treasury Obligations
Fund – Class Z, 1.814% (g)	44,289,164	44,289,164

TOTAL SHORT-TERM INVESTMENTS
(Cost $44,289,164)		44,289,164

Total Investments
(Cost $1,550,032,069) – 98.91%		1,542,740,411

Other Assets in Excess
of Liabilities – 1.09%		16,996,545

TOTAL NET ASSETS – 100.00%		$1,559,736,956

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2018.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown represents the rate at August 31, 2018. The coupon is based on an underlying pool of loans.
(d)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(e)	Step-up bond; the rate shown represents the rate at August 31, 2018.
(f)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(g)	Seven day yield at August 31, 2018.
(h)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(i)	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope.
(j)	Represents a fractional share. Rounds to less than 0.5 share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS – 97.65%

Alabama – 1.00%

City of Homewood, AL
5.000%, 09/01/2033	$1,000,000	$1,148,020

Lower Alabama Gas District
5.000%, 09/01/2031	1,005,000	1,168,111
		2,316,131
Alaska – 0.50%

Alaska Housing Finance Corp.
5.000%, 12/01/2031	1,000,000	1,165,020

Arizona – 3.74%

Arizona Industrial
Development Authority
5.000%, 07/01/2051 (a)	340,000	347,276

Florence Town, Inc. Industrial
Development Authority
5.000%, 07/01/2023	385,000	402,645

Industrial Development Authority
of the City of Phoenix
5.000%, 06/01/2027	500,000	543,960

Salt River Project Agricultural
Improvement & Power District
5.000%, 01/01/2037	5,000,000	5,843,200

Tempe Industrial
Development Authority
4.000%, 10/01/2023 (a)	1,500,000	1,510,050
		8,647,131
Arkansas – 0.19%

Arkansas Development
Finance Authority
5.000%, 02/01/2022	400,000	435,172

California – 5.98%

California Statewide Communities
Development Authority
5.000%, 08/15/2028	750,000	882,202

City of Los Angeles
Department of Airports
5.000%, 05/15/2033	1,000,000	1,130,600

Clovis Unified School District
0.000%, 08/01/2028	2,000,000	1,503,740

Corona-Norco Unified School District
0.000%, 08/01/2024	480,000	416,923

Foothill-Eastern Transportation
Corridor Agency
0.000%, 01/15/2023	500,000	447,115

M-S-R Energy Authority
7.000%, 11/01/2034	1,160,000	1,645,193

Norman Y Mineta San Jose
International Airport SJC
5.000%, 03/01/2041	750,000	843,720

Palmdale Elementary School District
0.000%, 08/01/2028	500,000	361,545

Redondo Beach Unified School District
0.000%, 08/01/2031	955,000	1,005,902

Rialto Redevelopment Agency
5.000%, 09/01/2037	1,000,000	1,164,950

San Diego Tobacco Settlement
Revenue Funding Corp.
4.000%, 06/01/2032	980,000	1,011,919

San Joaquin Hills Transportation
Corridor Agency
5.000%, 01/15/2029	550,000	615,615

St. Helena Unified School District
0.000%, 06/01/2036	2,755,000	2,788,473
		13,817,897
Colorado – 2.94%

City & County of Denver, CO
Airport System Revenue
5.000%, 12/01/2034	2,500,000	2,957,975

Colorado Health Facilities Authority
3.125%, 05/15/2027	1,250,000	1,250,887

E-470 Public Highway Authority
0.000%, 09/01/2023	270,000	238,761
0.000%, 09/01/2022	700,000	637,462

El Paso County School
District No. 49 Falcon
5.000%, 12/15/2031	1,500,000	1,698,960
		6,784,045
Connecticut – 0.16%

Connecticut State Health &
Educational Facility Authority
5.000%, 07/01/2026	345,000	369,716

District of Columbia – 3.20%

District of Columbia
5.000%, 06/01/2041	5,000,000	5,693,650

Metropolitan Washington
Airports Authority
5.000%, 10/01/2032	1,500,000	1,702,125
		7,395,775
Florida – 6.51%

City of Belle Isle, FL
5.500%, 10/01/2022	525,000	545,669

City of Hialeah, FL
5.000%, 12/01/2029	500,000	574,075

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Florida – 6.51% (Cont.)

City of Lakeland, FL Department
of Electric Utilities
5.250%, 10/01/2028	$1,000,000	$1,236,480

City of Orlando, FL
5.000%, 11/01/2038	1,000,000	1,121,590

County of Miami-Dade
Seaport Department
5.750%, 10/01/2028	545,000	621,071

County of Miami-Dade, FL
5.250%, 10/01/2030	1,015,000	1,242,888

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2038	1,300,000	1,427,179

Greater Orlando Aviation Authority
5.000%, 10/01/2046	1,500,000	1,655,880

Hollywood Community
Redevelopment Agency
5.000%, 03/01/2024	800,000	888,968

Key West Utility Board
5.000%, 10/01/2023	500,000	563,000

Miami Beach Health
Facilities Authority
5.000%, 11/15/2023	590,000	655,337

Sarasota County Health
Facilities Authority
2.700%, 01/01/2022	1,000,000	996,830
3.300%, 01/01/2023	1,000,000	1,002,880

Seminole County Industrial
Development Authority
10.000%, 12/28/2021 (a)	905,000	1,055,139

Tampa Bay Water
6.000%, 10/01/2029	1,025,000	1,337,943

Venetian Community
Development District
5.000%, 05/01/2023	125,000	129,209
		15,054,138
Georgia – 1.52%

Americus & Sumter County
Hospital Authority
5.125%, 05/15/2023	400,000	419,936

City of Atlanta, GA Water
& Wastewater Revenue
5.500%, 11/01/2027	1,550,000	1,851,986

Georgia Municipal Association, Inc.
5.000%, 12/01/2037	500,000	568,470

Savannah Hospital Authority
5.500%, 07/01/2027	590,000	671,066
		3,511,458
Hawaii – 0.53%

City & County of Honolulu, HI
5.000%, 10/01/2030	1,000,000	1,219,430

Illinois – 6.97%

Boone & Winnebago Counties
Community Unit School District No. 200
0.000%, 01/01/2024	815,000	701,413

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2023	1,135,000	988,267
0.000%, 12/01/2024	475,000	397,143

Chicago Board of Education
0.000%, 12/01/2022	840,000	745,357

Chicago O’Hare International Airport
5.000%, 01/01/2037	1,000,000	1,101,370

Chicago Transit Authority
5.000%, 06/01/2024	750,000	840,682
5.250%, 12/01/2036	1,500,000	1,597,620

Cook County School
District No. 103 Lyons
0.000%, 12/01/2022	850,000	764,074

DeKalb Kane & LaSalle Counties
Etc. Community College District
No. 523 Kishwaukee
0.000%, 02/01/2023	1,000,000	843,710

Illinois Development
Finance Authority
0.000%, 07/15/2025	1,605,000	1,343,401

Illinois Finance Authority
5.000%, 01/01/2034	500,000	543,555

Kendall & Kane Counties Community
Unit School District No. 115
0.000%, 01/01/2021	875,000	827,461

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2026	2,005,000	1,498,377

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	1,000,000	1,099,740

Railsplitter Tobacco
Settlement Authority
5.000%, 06/01/2027	1,000,000	1,138,650

State of Illinois
6.000%, 06/15/2026	1,050,000	1,262,174

Will County Community Unit School
District No. 201-U Crete-Monee
0.000%, 11/01/2020	430,000	408,706
		16,101,700

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Indiana – 4.05%

City of Valparaiso, IN
6.750%, 01/01/2034	$500,000	$581,945

Hammond Multi-School
Building Corp.
5.000%, 07/15/2034	1,000,000	1,135,910

Indiana Finance Authority
5.000%, 09/01/2036	1,000,000	1,114,810
5.500%, 11/15/2026	1,155,000	1,254,030
6.000%, 08/01/2039	1,135,000	1,178,856

Indiana Health Facility
Financing Authority
5.000%, 11/15/2034	1,000,000	1,130,590

Indiana Municipal Power Agency
5.000%, 01/01/2042	1,000,000	1,121,440

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2033	1,130,000	1,268,888

Shelbyville Central Renovation
School Building Corp.
5.000%, 07/15/2024	500,000	568,450
		9,354,919
Kentucky – 0.60%

Grant County School
District Finance Corp.
1.400%, 08/01/2022	300,000	283,218

Kentucky Economic Development
Finance Authority
5.000%, 05/15/2026	1,000,000	1,096,130
		1,379,348
Louisiana – 1.54%

City of Shreveport, LA Water
& Sewer Revenue
5.000%, 12/01/2027	1,000,000	1,150,990

Louisiana Energy & Power Authority
5.250%, 06/01/2028	410,000	457,355

Louisiana Local Government
Environmental Facilities & Community
Development Authority
5.000%, 12/01/2025	715,000	828,049

Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	400,000	437,436
5.250%, 05/15/2033	640,000	687,654
		3,561,484
Maryland – 0.67%

City of Rockville, MD
2.500%, 11/01/2024	1,560,000	1,544,135

Massachusetts – 2.22%

Massachusetts Educational
Financing Authority
4.500%, 07/01/2024	135,000	141,261
5.000%, 07/01/2028	2,250,000	2,619,878

State of Massachusetts
5.250%, 09/01/2043	2,000,000	2,361,300
		5,122,439
Michigan – 2.74%

Battle Creek School District
5.000%, 05/01/2037	775,000	865,675

Brandon School District
5.000%, 05/01/2032	1,550,000	1,757,715

Charter Township of Commerce, MI
5.000%, 12/01/2038	1,000,000	1,122,310

Detroit City School District
5.250%, 05/01/2027	665,000	780,504

Michigan Finance Authority
3.875%, 10/01/2023	250,000	260,098

South Lyon Community Schools
5.000%, 05/01/2025	1,000,000	1,155,030

Sturgis Public School District
5.000%, 05/01/2024	340,000	387,637
		6,328,969
Minnesota – 3.60%

City of Minnetonka, MN
3.000%, 11/01/2034	1,981,562	1,931,706

City of Rochester, MN
5.000%, 11/15/2034	845,000	1,050,614

Housing & Redevelopment Authority
of The City of St. Paul, MN
3.750%, 09/01/2021	1,000,000	1,000,570
3.750%, 03/01/2021	1,000,000	1,000,590
3.375%, 05/01/2021 (a)	1,500,000	1,487,400

Kanabec Hospital
2.750%, 12/01/2019	1,000,000	1,000,220

Minneapolis-St. Paul Metropolitan
Airports Commission
5.000%, 01/01/2041	750,000	853,200
		8,324,300
Mississippi – 0.40%

Mississippi Development Bank
5.000%, 04/01/2026	800,000	923,456

Missouri – 1.66%

City of Kansas City, MO
0.000%, 02/01/2023	740,000	655,255

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Missouri – 1.66% (Cont.)

City of Kansas City, MO Sanitary
Sewer System Revenue
5.000%, 01/01/2032	$650,000	$745,738
5.000%, 01/01/2034	350,000	397,044

Kansas City Land Clearance
Redevelopment Authority
4.375%, 02/01/2031 (a)	1,000,000	1,019,680

Maryland Heights Industrial
Development Authority
5.000%, 03/15/2039	1,000,000	1,025,100
		3,842,817
Nevada – 0.87%

City of Las Vegas, NV
5.000%, 09/01/2031	1,150,000	1,322,362

City of Reno, NV
5.000%, 06/01/2023	625,000	696,763
		2,019,125
New Jersey – 2.80%

Garden State Preservation Trust
5.750%, 11/01/2028	865,000	1,020,709

New Jersey Economic
Development Authority
3.375%, 07/01/2030	1,000,000	988,900
5.000%, 06/15/2023	600,000	649,674
5.500%, 01/01/2027	300,000	338,514

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2022	500,000	548,905
5.000%, 12/01/2027	750,000	854,632

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027	1,420,000	1,062,558
0.000%, 12/15/2030	1,500,000	999,975
		6,463,867
New York – 3.64%

Build NYC Resource Corp.
5.000%, 08/01/2024	235,000	268,730
5.000%, 08/01/2026	350,000	398,268
5.000%, 08/01/2027	300,000	339,963
5.000%, 08/01/2029	200,000	223,982

New York City Housing
Development Corp.
3.500%, 02/15/2048	2,250,000	2,246,512

New York City Transitional Finance
Authority Future Tax Secured Revenue
5.000%, 08/01/2038	2,000,000	2,290,340

New York Liberty Development Corp.
5.250%, 10/01/2035	785,000	971,901

Port Authority of New York
& New Jersey
5.000%, 09/01/2032	1,500,000	1,672,035
		8,411,731
North Dakota – 0.50%

City of Mandan, ND
2.750%, 09/01/2041	1,185,000	1,157,852

Ohio – 8.93%

Akron Bath Copley Joint
Township Hospital District
5.000%, 11/15/2023	300,000	329,415

City of Cleveland, OH
Income Tax Revenue
5.000%, 10/01/2037	745,000	820,133

City of Dayton, OH Airport Revenue
5.000%, 12/01/2028	1,210,000	1,363,779

Cleveland-Cuyahoga
County Port Authority
5.000%, 08/01/2022	500,000	547,985

Cleveland Municipal School District
5.000%, 12/01/2029	965,000	1,076,265

County of Cuyahoga, OH
5.000%, 12/01/2023	1,000,000	1,129,350
5.500%, 02/15/2052	1,300,000	1,427,790

County of Franklin, OH
5.000%, 05/15/2027	635,000	727,640

Dayton City School District
5.000%, 11/01/2031	1,000,000	1,200,350

Highland Local School District
5.250%, 12/01/2054	1,500,000	1,652,865

Marysville Exempted
Village School District
5.000%, 12/01/2029	1,180,000	1,348,988

Ohio Air Quality
Development Authority
4.500%, 01/15/2048 (a)	1,000,000	1,034,730

Olentangy Local School District
5.000%, 12/01/2031	1,000,000	1,150,280

State of Ohio
5.000%, 06/15/2037	5,000,000	5,680,150
5.000%, 01/01/2033	1,000,000	1,159,790
		20,649,510
Oregon – 0.91%

Medford Hospital Facilities Authority
5.000%, 10/01/2024	450,000	499,424

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Oregon – 0.91% (Cont.)

Port of Portland, OR Airport Revenue
5.000%, 07/01/2042	$1,000,000	$1,111,250

Salem-Keizer School District No. 24J
0.000%, 06/15/2025	600,000	504,306
		2,114,980
Pennsylvania – 4.91%

Commonwealth Financing Authority
5.000%, 06/01/2034	1,000,000	1,127,240
5.000%, 06/01/2035	500,000	561,855

Delaware Valley Regional
Finance Authority
2.275%, 09/01/2048	1,000,000	999,380
5.500%, 08/01/2028	2,750,000	3,301,348

Hopewell Area School District
0.000%, 09/01/2026	900,000	706,680

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2028	750,000	839,400

Pennsylvania Turnpike Commission
6.000%, 12/01/2030	625,000	775,856
6.375%, 12/01/2038	2,000,000	2,484,400

Scranton School District
5.000%, 12/01/2035	500,000	557,905
		11,354,064
Puerto Rico – 2.48%

Children’s Trust Fund
5.375%, 05/15/2033	2,000,000	2,024,640

Puerto Rico Convention
Center District Authority
4.500%, 07/01/2036	1,900,000	1,900,950

Puerto Rico Public Finance Corp.
6.000%, 08/01/2026	490,000	607,556
6.000%, 08/01/2026	965,000	1,196,513
		5,729,659
Rhode Island – 1.28%

Rhode Island Commerce Corp.
5.000%, 06/15/2024	500,000	571,180

Rhode Island Health &
Educational Building Corp.
5.000%, 06/01/2025	500,000	564,710

Rhode Island Student Loan Authority
5.000%, 12/01/2023	905,000	1,003,211
5.000%, 12/01/2025	525,000	587,407

Tobacco Settlement Financing Corp.
2.250%, 06/01/2041	235,000	234,988
		2,961,496
South Carolina – 1.55%

Commission of Public Works, City of Greer
5.500%, 09/01/2032	1,000,000	1,264,830

South Carolina Ports Authority
5.250%, 07/01/2055	1,500,000	1,662,810

South Carolina Public Service Authority
5.000%, 01/01/2032	660,000	665,960
		3,593,600
Texas – 10.57%

Alamo Regional Mobility Authority
5.000%, 06/15/2039	1,335,000	1,489,793

Arlington Higher Education
Finance Corp.
5.000%, 02/15/2030	1,000,000	1,130,140

City of Fort Worth, TX
5.250%, 03/01/2036	1,800,000	2,044,782

County of Harris, TX
2.220%, 08/15/2035	1,020,000	952,466
5.000%, 08/15/2034	1,000,000	1,141,940

Dallas Area Rapid Transit
5.250%, 12/01/2031	800,000	1,005,424

El Paso Independent School District
5.000%, 08/15/2037	1,250,000	1,417,975

Grand Parkway Transportation Corp.
5.000%, 10/01/2038	2,000,000	2,298,320

Grapevine-Colleyville
Independent School District
0.000%, 08/15/2025	555,000	466,089

Harris County-Houston
Sports Authority
5.000%, 11/15/2027	500,000	556,425

Laredo Community College District
5.000%, 08/01/2029	885,000	1,010,635

New Hope Cultural
Education Facilities Corp.
3.000%, 11/15/2021	470,000	468,853
5.000%, 07/01/2046	1,000,000	1,083,310

North East Independent
School District
5.250%, 02/01/2030	1,025,000	1,275,520
5.250%, 02/01/2035	1,000,000	1,274,820

North Texas Tollway Authority
6.200%, 01/01/2042	1,030,000	1,227,626

South Texas College
5.000%, 08/15/2032	1,000,000	1,119,040

State of Texas
5.500%, 08/01/2033	1,000,000	1,172,460

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2018

	PRINCIPAL
	AMOUNT	VALUE

Texas – 10.57% (Cont.)

Tarrant County Cultural Education
Facilities Finance Corp.
3.875%, 11/15/2022	$1,500,000	$1,500,195

Texas Municipal Gas Acquisition
& Supply Corp. I
6.250%, 12/15/2026	1,550,000	1,796,171
		24,431,984
Utah – 1.67%

County of Utah
5.000%, 05/15/2041	1,500,000	1,683,885

County of Weber, UT
5.750%, 01/15/2033	565,000	645,682

University of Utah
5.000%, 08/01/2031	1,000,000	1,165,040

Utah Charter School
Finance Authority
6.300%, 07/15/2032	335,000	362,292
		3,856,899
Vermont – 0.14%

Vermont Economic
Development Authority
5.000%, 05/01/2021	300,000	316,689

Virginia – 0.18%

Virginia Small Business
Financing Authority
4.500%, 01/01/2023	135,000	145,188
5.000%, 01/01/2027	250,000	268,668
		413,856
Washington – 3.22%

Chelan County Public
Utility District No. 1
0.000%, 06/01/2026	450,000	357,381

Grays Harbor County Public
Hospital District No. 1
3.000%, 08/01/2019	1,000,000	999,270

Port of Seattle, WA
5.000%, 04/01/2034	1,500,000	1,651,380

Washington Health Care
Facilities Authority
5.000%, 10/01/2038	1,445,000	1,604,355
5.000%, 01/01/2025	1,000,000	1,134,680

Washington State Convention
Center Public Facilities District
5.000%, 07/01/2048	1,500,000	1,692,240
		7,439,306
Wisconsin – 3.28%

County of Milwaukee, WI
Airport Revenue
5.000%, 12/01/2028	1,000,000	1,140,290

Plateville Redevelopment Authority
5.000%, 07/01/2022	560,000	586,253

Public Finance Authority
3.000%, 11/15/2022 (a)	1,935,000	1,937,244
5.000%, 09/30/2037	1,000,000	1,103,410
5.000%, 07/01/2038	1,000,000	1,132,610
5.250%, 05/15/2037 (a)	500,000	546,505

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2034	1,000,000	1,136,530
		7,582,842
TOTAL MUNICIPAL BONDS
(Cost $224,066,774)		225,696,940

Total Investments
(Cost $224,066,774) – 97.65%		225,696,940

Other Assets in Excess
of Liabilities – 2.35%		5,434,916

TOTAL NET ASSETS – 100.00%		$231,131,856

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2018

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$63,845,306	$7,240,321
Dividend income	338,988	—
Total Investment Income	64,184,294	7,240,321

Expenses
Advisory fees	7,700,933	863,516
Transfer agent fees and expenses	1,439,579	72,493
Administration and accounting fees	878,651	225,732
Federal and state registration fees	133,586	42,117
Reports to shareholders	110,985	14,304
Custody fees	89,188	12,624
Legal fees	22,981	9,317
Audit and tax fees	19,481	18,490
Chief Compliance Officer fees	12,973	13,000
Trustees’ fees	6,990	6,967
Distribution fees – Retail Class	—	58,868
Other expenses	21,382	9,420
Total Expenses	10,436,729	1,346,848
Expense Recovery or (Waivers) by Adviser (Note 4)	—	(100,645)
Net Expenses	10,436,729	1,246,203

Net Investment Income	53,747,565	5,994,118

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(2,132,147)	335,079
Change in net unrealized appreciation (depreciation) on investments	(24,461,362)	(5,257,811)
Net Realized and Unrealized Loss on Investments	(26,593,509)	(4,922,732)

Net Increase in Net Assets from Operations	$27,154,056	$1,071,386

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
From Operations
Net investment income	$53,747,565	$40,517,463
Net realized loss from investments	(2,132,147)	(2,156,064)
Change in net unrealized appreciation (depreciation) from investments	(24,461,362)	8,716,781
Net increase in net assets from operations	27,154,056	47,078,180

From Distributions
Net investment income	(62,058,773)	(48,569,228)
Net decrease in net assets resulting from distributions paid	(62,058,773)	(48,569,228)

From Capital Share Transactions
Proceeds from shares sold	842,437,565	626,730,914
Shares issued in reinvestment of distributions declared	50,777,118	38,637,332
Cost for shares redeemed(1)	(355,946,623)	(295,100,842)
Net increase in net assets from capital share transactions	537,268,060	370,267,404

Total Increase in Net Assets	502,363,343	368,776,356

Net Assets
Beginning of year	1,057,373,613	688,597,257
End of Year	$1,559,736,956	$1,057,373,613

Accumulated Undistributed Net Investment Income	$177,804	$184,701

(1)	Net of redemption fees of $103,634 and $103,255 for the year ended August 31, 2018 and the year ended August 31, 2017, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
From Operations
Net investment income	$5,994,118	$4,457,221
Net realized gain (loss) from investments	335,079	(699,172)
Change in net unrealized appreciation (depreciation) from investments	(5,257,811)	(2,115,464)
Net increase in net assets from operations	1,071,386	1,642,585

From Distributions
Net investment income – Institutional Class	(5,401,960)	(3,818,627)
Net investment income – Retail Class	(589,960)	(632,981)
Net realized gain on investments – Institutional Class	—	(66,516)
Net realized gain on investments – Retail Class	—	(12,990)
Net decrease in net assets resulting from distributions paid	(5,991,920)	(4,531,114)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	79,707,511	99,550,514
Proceeds from shares sold – Retail Class	5,821,430	10,704,569
Shares issued in reinvestment of distributions declared – Institutional Class	3,988,100	2,975,868
Shares issued in reinvestment of distributions declared – Retail Class	509,069	567,578
Cost for shares redeemed – Institutional Class(1)	(43,190,079)	(57,789,500)
Cost for shares redeemed – Retail Class(2)	(8,478,763)	(16,634,968)
Net increase in net assets from capital share transactions	38,357,268	39,374,061

Total Increase in Net Assets	33,436,734	36,485,532

Net Assets
Beginning of year	197,695,122	161,209,590
End of Year	$231,131,856	$197,695,122

Accumulated Undistributed Net Investment Income	$13,117	$10,919

(1)	Net of redemption fees of $2,264 and $6,272 for the year ended August 31, 2018 and the year ended August 31, 2017, respectively.
(2)	Net of redemption fees of $201 and $2,138 for the year ended August 31, 2018 and the year ended August 31, 2017, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$22.84	$22.98	$22.53	$22.91	$21.86

Income /(loss)from investment operations:
Net investment income(1)	0.94	1.09	1.17	0.98	0.89
Net realized and unrealized gain/(loss) on investments(2)	(0.50)	0.05	0.46	(0.28)	1.17
Total from investment operations	0.44	1.14	1.63	0.70	2.06

Less distributions paid:
From net investment income	(1.07)	(1.28)	(1.19)	(1.08)	(1.01)
From net realized gain on investments	—	—	—	—	—
Total distributions paid	(1.07)	(1.28)	(1.19)	(1.08)	(1.01)

Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)

Net Asset Value, End of Year	$22.21	$22.84	$22.98	$22.53	$22.91

Total Return	2.00%	5.20%	7.48%	3.13%	9.62%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$1,559,737	$1,057,374	$688,597	$164,375	$151,230

Ratio of expenses to average net assets:
Before waiver, expense reimbursement
and recoupment	0.81%	0.76%	0.79%	0.84%	0.86%
After waiver, expense reimbursement
and recoupment	0.81%	0.76%	0.79%	0.84%	0.94%

Ratio of net investment income
to average net assets:
Before waiver, expense reimbursement
and recoupment	4.19%	4.83%	5.14%	4.31%	4.02%
After waiver, expense reimbursement
and recoupment	4.19%	4.83%	5.14%	4.31%	3.94%

Portfolio turnover rate	37.99%	78.53%	45.58%	80.49%	53.47%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Institutional Class Shares

Net Asset Value, Beginning of Year	$24.34	$24.87	$23.26	$23.07	$21.16

Income/(loss) from investment operations:
Net investment income(1)	0.67	0.62	0.57	0.61	0.71
Net realized and unrealized gain/(loss) on investments	(0.55)	(0.53)	1.59	0.18	1.91
Total from investment operations	0.12	0.09	2.16	0.79	2.62

Less distributions paid:
From net investment income	(0.67)	(0.61)	(0.55)	(0.60)	(0.71)
From net realized gain on investments	—	(0.01)	—	—	—
Total distributions paid	(0.67)	(0.62)	(0.55)	(0.60)	(0.71)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$23.79	$24.34	$24.87	$23.26	$23.07

Total Return	0.46%	0.50%	9.43%	3.41%	12.58%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$208,325	$172,201	$129,466	$63,257	$41,000

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	0.60%	0.66%	0.73%	0.86%	1.05%
After waiver and expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	2.76%	2.50%	2.16%	2.30%	2.73%
After waiver and expense reimbursement	2.81%	2.61%	2.34%	2.61%	3.23%

Portfolio turnover rate	28.49%	42.53%	13.66%	31.83%	62.87%

(1)	Per share net investment income (loss) was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2018	2017	2016	2015	2014
Retail Class Shares

Net Asset Value, Beginning of Year	$24.36	$24.91	$23.30	$23.09	$21.18

Income/(loss) from investment operations:
Net investment income(1)	0.61	0.56	0.50	0.55	0.67
Net realized and unrealized gain/(loss) on investments	(0.55)	(0.53)	1.60	0.17	1.88
Total from investment operations	0.06	0.03	2.10	0.72	2.55

Less distributions paid:
From net investment income	(0.61)	(0.57)	(0.51)	(0.54)	(0.66)
From net realized gain on investments	—	(0.01)	—	—	—
Total distributions paid	(0.61)	(0.58)	(0.51)	(0.54)	(0.66)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.02	0.03	0.02

Net Asset Value, End of Year	$23.81	$24.36	$24.91	$23.30	$23.09

Total Return	0.25%	0.24%	9.20%	3.29%	12.33%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$22,807	$25,495	$31,744	$10,476	$4,154

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	0.85%	0.80%	0.85%	1.10%	1.33%
After waiver and expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	2.50%	2.34%	2.02%	2.05%	2.47%
After waiver and expense reimbursement	2.55%	2.34%	2.07%	2.35%	3.00%

Portfolio turnover rate	28.49%	42.53%	13.66%	31.83%	62.87%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2018

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Strategic Bond Fund commenced investment operations on September 1, 2010. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional and Retail Class shares, respectively. Retail Class shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each security owned by a Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean between the bid and ask prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield method until maturity. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

»	Level 1: Quoted prices in active markets for identical securities.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2018

»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2018:

Performance Trust Strategic Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed
Security	$—	$5,499,863	$—	$5,499,863
Collateralized
Loan
Obligations	—	33,897,188	—	33,897,188
Corporate
Bonds	—	140,354,964	—	140,354,964
Non – Agency
Residential
Mortgage
Backed
Securities	—	501,404,519	—	501,404,519
Non – Agency
Commercial
Mortgage
Backed
Securities	—	234,979,184	—	234,979,184
Agency
Commercial
Mortgage
Backed
Securities	—	69,686,174	—	69,686,174
Municipal
Bonds	—	456,933,330	—	456,933,330
US
Government
Notes/Bonds	—	48,925,488	—	48,925,488
Total Fixed
Income	—	1,491,680,710	—	1,491,680,710
Equity
Closed-End
Mutual Funds	6,770,537	—	—	6,770,537
Total Equity	6,770,537	—	—	6,770,537
Short-Term
Investments	44,289,164	—	—	44,289,164
Total
Investments
in Securities	$51,059,701	$1,491,680,710	$—	$1,542,740,411

Performance Trust Municipal Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal
Bonds	$—	$225,696,940	$—	$225,696,940
Total Fixed
Income	—	225,696,940	—	225,696,940
Total
Investments
in Securities	$—	$225,696,940	$—	$225,696,940

The Funds did not hold any financial derivative instruments during the year ended August 31, 2018.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2018, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2018, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2015.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2018

f.	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 2.00% redemption fee on shares redeemed within sixty days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of a Fund’s daily NAV calculation. For the year ended August 31, 2018, redemption fees of $103,634 and $2,465 were collected for the Strategic Bond Fund and Municipal Bond Fund, respectively.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Municipal Bond Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Municipal Bond Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Retail Class shares of the Municipal Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts, premiums and interest only strips are accreted or amortized over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2018	AUGUST 31, 2017
Ordinary Income	$62,058,773	$48,569,228
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—

PERFORMANCE TRUST MUNICIPAL BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2018	AUGUST 31, 2017
Ordinary Income	$6,020	$21,230
Tax-Exempt Income	5,985,900	4,430,411
Long-Term Capital Gain	—	79,473

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$1,550,023,414
Gross tax unrealized appreciation	$22,499,027
Gross tax unrealized depreciation	(29,782,030)
Net tax unrealized depreciation	(7,283,003)
Undistributed ordinary income	168,721
Undistributed long-term capital gain	—
Total distributable earnings	168,721
Other accumulated losses	(22,775,122)
Total accumulated gains	$(29,889,404)

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$224,066,774
Gross tax unrealized appreciation	$3,489,227
Gross tax unrealized depreciation	(1,859,061)
Net tax unrealized appreciation	1,630,166
Undistributed ordinary income	13,154
Undistributed long-term capital gain	—
Total distributable earnings	13,154
Other accumulated losses	(364,650)
Total accumulated gains	$1,278,670

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2018, the Strategic Bond Fund had short-term and long-term capital loss carryovers of $22,238,716 and $536,307, respectively. The Municipal Bond Fund had short-term capital loss carryovers of $364,613. These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.  During the year ended August 31, 2018, short-term capital loss carryovers of $0 and $335,079 were utilized by the Strategic Bond Fund and Municipal Bond Fund, respectively.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended August 31, 2018, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Accumulated undistributed
net investment income/(loss)	$8,304,311	$—
Accumulated
undistributed net
realized gain/(loss)	$(8,304,311)	$—
Paid in capital	$—	$—

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2018

at the annual rate of 0.60% for the Strategic Bond Fund and 0.40% for the Municipal Bond Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses at least through December 29, 2019 at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total annual Fund operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95% and 0.55% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund and Municipal Bond Fund, respectively.  Prior to December 29, 2017, the Adviser had agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses exclusive of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest on short positions, brokerage commissions, and extraordinary expenses), did not exceed 0.95%, 0.55% and 0.80% of the average daily net assets of the Strategic Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively.  For the year ended August 31, 2018, expenses of $89,385 for the Municipal Bond Fund – Institutional Class, and $11,260 for the Municipal Bond Fund – Retail Class were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of up to three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2019	$—	$173,405
August 31, 2020	$—	$154,601
August 31, 2021	$—	$100,645

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Municipal Bond Fund, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution and service (12b-1) fee of 0.25% of the Municipal Bond Fund’s average daily net assets for Retail Class shares, for services to prospective Fund shareholders and distribution of Municipal Bond Fund shares. The Distributor earned fees of $58,868 from Retail Class shares during the year ended August 31, 2018.

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. Fund Services performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2018, and owed as of August 31, 2018, are as follows:

Administration
and Accounting	Incurred		Owed
Strategic Bond Fund	$878,651		$229,033
Municipal Bond Fund	$225,732		$51,010

Transfer Agency	Incurred		Owed
Strategic Bond Fund	$346,715	(1)	$85,759	(1)
Municipal Bond Fund	$72,493		$18,025

(1) This amount does not include sub-transfer agency fees.

Custody	Incurred		Owed
Strategic Bond Fund	$89,188		$24,227
Municipal Bond Fund	$12,624		$3,207

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2018, and owed as of August 31, 2018, are as follows:

	Incurred	Owed
Strategic Bond Fund	$12,973	$3,227
Municipal Bond Fund	$13,000	$3,253

7.	Capital Share Transactions
Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2018	AUGUST 31, 2017
Shares sold	37,515,273	27,698,634
Shares issued
to holders in
reinvestment
of distributions	2,268,381	1,711,655
Shares redeemed	(15,858,330)	(13,085,417)
Net increase	23,925,324	16,324,872

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2018

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2018	AUGUST 31, 2017
Shares sold	3,319,588	4,184,167
Shares issued
to holders in
reinvestment
of distributions	166,951	124,855
Shares redeemed	(1,805,588)	(2,440,313)
Net increase	1,680,951	1,868,709

MUNICIPAL BOND FUND – RETAIL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2018	AUGUST 31, 2017
Shares sold	242,566	445,479
Shares issued
to holders in
reinvestment
of distributions	21,279	23,789
Shares redeemed	(352,651)	(697,181)
Net decrease	(88,806)	(227,913)

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2018, are summarized below.

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$79,572,004	$—
Other	910,852,782	99,949,010
Sales
U.S. Government	$29,542,188	$—
Other	445,081,547	59,571,631

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2018, National Financial Services Corp., for the benefit of its customers, held 26.41% of the Strategic Bond Fund’s outstanding shares. At August 31, 2018, Charles Schwab & Company, Inc. and National Financial Services Corp., for the benefit of its customers, held 26.48% and 25.06%, respectively, of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2018, National Financial Services Corp. and Charles Schwab & Company, Inc., for the benefit of its customers, held 56.67% and 33.70%, respectively, of the Municipal Bond Fund’s outstanding Retail Class shares.

10.	Line of Credit

At August 31, 2018, the Strategic Bond Fund and the Municipal Bond Fund each had a line of credit which matures on August 9, 2019 with a maximum borrowing equal to the lesser of $100,000,000 and $15,000,000, respectively, or 20% and 33.33%, respectively, of the fair value of unencumbered assets of each Fund. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with the Funds’ custodian, US Bank. Interest will be accrued at the prime rate (5.00% as of August 31, 2018). The Funds did not utilize their lines of credit during the year ended August 31, 2018.

The Funds did not have any outstanding balances on the lines of credit at August 31, 2018.

11.	New Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12.	Subsequent Events

On September 27, 2018, distributions from ordinary income of $5,399,850, $454,251, and $45,328 for the Strategic Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively, were declared and paid by the respective Funds to shareholders of record on September 26, 2018.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds, comprising the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund (the “Funds”), each a series of Trust for Professional Managers, as of August 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks or other appropriate procedures as determined necessary. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 29, 2018

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»  information we receive about you on applications or other forms;

»  information you give us orally; and

»  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Period Ended August 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Municipal Bond Fund – Retail Class only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/18 – 8/31/18).

Actual Expenses
The first line of each of the tables below provides information about actual account values and actual expenses for each Fund. However, the tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of the purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2018 –
STRATEGIC BOND FUND	MARCH 1, 2018	AUGUST 31, 2018	AUGUST 31, 2018*
Actual	$1,000.00	$1,019.40	$4.12
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.12	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2018 –
INSTITUTIONAL CLASS	MARCH 1, 2018	AUGUST 31, 2018	AUGUST 31, 2018*
Actual	$1,000.00	$1,018.90	$2.80
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.43	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2018 –
RETAIL CLASS	MARCH 1, 2018	AUGUST 31, 2018	AUGUST 31, 2018*
Actual	$1,000.00	$1,017.60	$4.07
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 20, 2018 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund and the Performance Trust Strategic Bond Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 25, 2018 (the “June 25, 2018 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2019.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund, Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund, and Jason D. Appleson, co-portfolio manager for the Performance Trust Municipal Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of each Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2018.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Aggregate Bond Index for the Performance Trust Strategic Bond Fund and the Bloomberg Barclays Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end multi-sector bond funds for the Performance Trust Strategic Bond Fund and a peer group of U.S. open-end municipal national intermediate funds for the Performance Trust Municipal Bond Fund) (each a “Morningstar Peer Group”).  The Trustees noted the Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

The Trustees noted that the Performance Trust Strategic Bond Fund’s performance for the year-to-date, one-year, three-year and five-year periods ended April 30, 2018 was above the Morningstar Peer Group medians, and was the best performing fund among the funds in the Morningstar Peer Group for one-year period.  The Trustees also noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2018, the Performance Trust Strategic Bond Fund outperformed the Bloomberg Barclays Aggregate Bond Index.

The Trustees noted the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the one-year, three-year and five-year periods ended April 30, 2018 ranked above its Morningstar Peer Group median.  The Trustees also noted the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the year-to-date period ended April 30, 2018 ranked below its Morningstar Peer Group median.  The Trustees noted for the one-year, three-year, five-year and since inception periods ended March 31, 2018,

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

the Institutional Class shares of the Performance Trust Municipal Bond Fund outperformed the Bloomberg Barclays Municipal Bond Index.  The Trustees further noted the Institutional Class shares of the Performance Trust Municipal Bond Fund underperformed the Bloomberg Barclays Municipal Bond Index for the quarter ended March 31, 2018.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser with respect to the Performance Trust Municipal Bond Fund.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Funds’ operations beginning with each Fund’s inception and had not fully recouped those subsidies for the Performance Trust Municipal Bond Fund.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser with respect to the Performance Trust Municipal Bond Fund, as well as the Funds’ brokerage commissions, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 25, 2018 meeting and the August 20, 2018 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% was above its Morningstar Peer Group average of 0.54%.  The Trustees observed that the Performance Trust Strategic Bond Fund was operating below its expense cap of 0.95%.  The Trustees noted the Performance Trust Strategic Bond Fund’s total expense ratio of 0.81% was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.64%.  The Trustees then compared the fees paid by the Performance Trust Strategic Bond Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% was below the Morningstar Peer Group average of 0.44%.  The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.55% for its Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.53%.  The Trustees then compared the fees paid by the Performance Trust Municipal Bond Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Funds were not yet profitable to the Adviser after accounting for marketing and distribution expenses, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Performance Trust Municipal Bond Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser as applicable to the Performance Trust Municipal Bond Fund.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser represented that it will continue to review the fee structures and evaluate circumstances that may warrant a breakpoint in the fee structures.  With respect to the Adviser’s fee structures and any applicable expense waivers, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each of the Funds at the Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS
The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2019 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or 1 (800) SEC-0330 (general SEC number).

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INDEPENDENT TRUSTEES
(Unaudited)

OTHER
			NUMBER OF	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	PORTFOLIOS IN	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH THE	AND LENGTH OF	TRUST OVERSEEN	DURING THE	DURING THE PAST
YEAR OF BIRTH	TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Independent Trustees
Michael D.	Trustee	Indefinite Term;	30	Professor, Department of	Independent
Akers, Ph.D.		Since August 22,		Accounting, Marquette	Trustee, USA
615 E. Michigan St.		2001		University (2004–present);	MUTUALS (an
Milwaukee, WI				Chair, Department of	open-end
53202				Accounting, Marquette	investment
Year of Birth: 1955				University (2004–2017).	company with three
portfolios).

Gary A. Drska	Trustee	Indefinite Term;	30	Pilot, Frontier/Midwest	Independent
615 E. Michigan St.		Since August 22,		Airlines, Inc. (airline company)	Trustee, USA
Milwaukee, WI		2001		(1986–present).	MUTUALS (an
53202					open-end
Year of Birth: 1956					investment
company with three
portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	30	Retired (2011–present);	Independent
615 E. Michigan St.		Since October 23,		Managing Director, Chief	Trustee, Gottex
Milwaukee, WI		2009		Administrative Officer (“CAO”)	Trust (an open-end
53202				and Chief Compliance Officer	investment
Year of Birth: 1943				(“CCO”), Granite Capital	company)
				International Group, L.P.	(2010–2016);
				(an investment management	Independent
				firm) (1994–2011).	Manager, Ramius
IDF fund complex
(two closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Alternatives
fund complex (three
closed-end
investment
companies)
(2010–2015).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
			NUMBER OF	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	PORTFOLIOS IN	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH THE	AND LENGTH OF	TRUST OVERSEEN	DURING THE	DURING THE PAST
YEAR OF BIRTH	TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Interested Trustee and Officers
Joseph C.	Chairperson	Indefinite Term;	30	President (2017–present);	Trustee, USA
Neuberger*	and Trustee	Since August 22,		Chief Operating Officer	MUTUALS (an
615 E. Michigan St.		2001		(2016–present); Executive	open-end
Milwaukee, WI				Vice President, U.S. Bancorp	investment
53202				Fund Services, LLC	company) (2001–
Year of Birth: 1962				(1994–2017).	2018); Trustee,
Buffalo Funds
(an open-end
investment
company)
(2003–2017).

John P. Buckel	President	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and Principal	Since January 24,		Fund Services, LLC
Milwaukee, WI	Executive	2013		(2004–present).
53202	Officer
Year of Birth: 1957

Jennifer A. Lima	Vice President,	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Since January 24,		Fund Services, LLC
Milwaukee, WI	and Principal	2013		(2002–present).
53202	Financial and
Year of Birth: 1974	Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI	Officer, Vice	2017		Services, LLC
53202	President and			(February 2017– present);
Year of Birth: 1985	Anti-Money			Vice President and
	Laundering			Assistant CCO, Heartland
	Officer			Advisors, Inc. (December
2016–January 2017);
Vice President and CCO,
Heartland Group, Inc.
(May 2016–November 2016);
Vice President, CCO and
Senior Legal Counsel
(May 2016–November 2016),
Assistant CCO and Senior
Legal Counsel (January
2016–April 2016), Senior
Legal and Compliance
Counsel (2013–2015),
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite Term;	N/A	Vice President,	N/A
615 E. Michigan St.		Since May 29,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2012–present).
Year of Birth: 1981

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
			NUMBER OF	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	PORTFOLIOS IN	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH THE	AND LENGTH OF	TRUST OVERSEEN	DURING THE	DURING THE PAST
YEAR OF BIRTH	TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Officers
Cullen O. Small	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since January 22,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2010–present).
Year of Birth: 1987

Kelly A. Burns	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since April 23,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2011–present).
Year of Birth: 1987

Melissa Aguinaga	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2010–present).
Year of Birth: 1987

Laura Carroll	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since August 20,		U.S. Bancorp Fund
Milwaukee, WI		2018		Services, LLC
53202				(2007–present).
Year of Birth: 1985

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

(This Page Intentionally Left Blank.)

Investment Adviser
PT Asset Management, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAM.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$36,000	$31,500
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2018	FYE 8/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date:  10/31/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date:  10/31/2018

By (Signature and Title)*   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date:  10/31/2018

* Print the name and title of each signing officer under his or her signature.